Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Execution Version

TRANSITION SERVICES AGREEMENT

By and Between

Seres Therapeutics, Inc.,

and

Nestlé Enterprises S.A.

Dated as of September 30, 2024

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is dated as of September 30, 2024 (the “Effective Date”), by and between Seres Therapeutics, Inc., a Delaware corporation (“Seller”), and Nestlé Enterprises S.A., a société anonyme organized under the laws of Switzerland (“Purchaser”). Seller and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the respective meanings given to them in that certain Asset Purchase Agreement, dated as of August 5, 2024 (the “Purchase Agreement”), by and between Seller and Société des Produits Nestlé S.A. (“SPN”).

BACKGROUND

A. Seller and SPN, an Affiliate of Purchaser, are parties to the Purchase Agreement, pursuant to which, among other things, Seller has agreed to sell, transfer and assign to SPN, and SPN has agreed to purchase from Seller, the Acquired Assets and Seller has agreed to assign to SPN, and SPN has agreed to assume from Seller, certain Assumed Liabilities.

B. Purchaser acknowledges that Seller and its Affiliates are not in the business of providing the Services to unaffiliated Third Parties but are willing to provide the Services to Purchaser, as an Affiliate of SPN, as an accommodation to SPN in connection with the execution of, and consummation of the transactions contemplated by the Purchase Agreement.

C. In connection with the transactions contemplated by the Purchase Agreement, for a certain period after the Effective Date, Seller will perform certain Services (as defined below) for the benefit of Purchaser with respect to the transition to SPN of the Acquired Assets.

NOW, THEREFORE, in consideration of the premises and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as set forth herein.

ARTICLE 1

SERVICES

Section 1.01 Provision of Services.

(a) Pursuant to the terms of this Agreement and subject to Section 1.06(b), during the Transition Period (as defined in Section 6.01), Seller shall provide or cause to be provided to Purchaser and its Affiliates the transitional services and perform the transitional activities set forth on Schedule 1 and the services set forth in Appendix C of Schedule 1 that Purchaser requests Seller provide (collectively, the “Services”).

(b) If either Party identifies any additional service that (i) is not described or included in Schedule 1, (ii) is reasonably necessary for the VOWST Business to continue to operate as conducted on the Effective Date, and (iii) was provided to the VOWST Business by Seller or its Affiliates (other than by the Transferring Employees) during the six (6) month period immediately prior to the Effective Date (an “Omitted Service”), then, at Purchaser’s request, the Parties will

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amend the Services as set forth on Schedule 1 to add such Omitted Service on terms to be mutually agreed in good faith between the Parties consistent with terms of this Agreement, including the scope of Omitted Services, Services Fees (including FTE Costs, fixed non-labor costs), Out-of-Pocket Costs and related duration (which in no event will exceed the Transition Period immediately prior to the addition of such Omitted Service as a Service hereunder). The Services Fees and Out-of-Pocket Costs for any Omitted Service shall, in each case, be provided to Purchaser without profit or markup. Upon execution of such amendment, the Omitted Services shall constitute “Services” under this Agreement. Any such amendment shall be consistent with the terms of this Agreement.

(c) The Parties may, in accordance with the procedures specified in this Section 1.01: (i) agree to modify the terms and conditions relating to the performance of a previously agreed-upon Service in order to reflect, among other things, new procedures or processes for providing such Service or increased Services Fees (which in all cases shall be based on Seller’s or its Affiliates’ FTE Costs and out-of-pocket costs to provide such Services, without a markup), including but not limited to Seller’s right, from time to time, to upgrade, customize, enhance, supplement, modify, replace, substitute or otherwise change any of the Services (a “Service Modification”), or (ii) agree upon terms and conditions related to the provision of services that are in addition to any of the previously agreed-upon Services and are not Omitted Services (an “Additional Service”). Seller shall not be required to implement any Service Modification or Additional Service except as set forth in this Section 1.01.

(d) In the event either of the Parties desires a Service Modification or an Additional Service (in each case, a “Change”), the Party requesting the Change will deliver a written description of the proposed Change (a “Change Request”) to the other Party’s Project Manager.

(e) Unless the Party receiving the Change Request agrees to implement the Change Request as proposed, the Project Managers will meet in person or by telephone to discuss and consider in good faith the Change Request no later than ten (10) Business Days after delivery of the Change Request to the other Party.

(f) Each Party’s Change Requests must be approved by both Parties in writing before the Change may be implemented in accordance with Section 1.01(d), such approval not to be unreasonably withheld, conditioned, or delayed. The Parties agree that it is not unreasonable to: (i) withhold such consent to the extent that such proposed Change would materially adversely affect Seller’s operations or business continuity or Purchaser’s receipt of the Services (including any adverse effects to either Party regarding care, quality, priority timeliness, volume, amount, scope, detail and skill) after giving effect to the Change Request, or (ii) condition such consent on Purchaser agreeing to reimburse Seller for any costs incurred by Seller to implement or accommodate such Change. In addition, notwithstanding the foregoing, Seller may, in Seller’s sole discretion, make Changes to the extent required as a result of a change in applicable Law.

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(g) Subject and without prejudice to Seller’s obligations to perform the Services in accordance with Section 1.03 and Section 1.04, Seller may make changes from time to time in the manner of performing the Services if (i) performing the Services materially and adversely affects any of Seller’s other obligations and commitments (including its and its Affiliates’ business operations) or (ii) Seller can no longer provide a Service using the same resources and capabilities that Seller uses in its ordinary course of Seller’s business outside of the Services; provided, however, that, with respect to the foregoing, Seller shall provide Purchaser with reasonable advance prior written notice of any such changes promptly, and in such case shall discuss such changes in good faith with Purchaser and shall work together with Purchaser to devise and perform a mutually acceptable alternative arrangement for the provision of the impacted Service and provided that any increase in costs of providing the Services as a result of the change shall be for the sole account of Seller.

(h) Notwithstanding anything to the contrary herein, neither Seller nor any of its Affiliates will be required to perform or to cause to be performed any Service (a) for the benefit of any Person other than Purchaser, its Affiliates, its sublicensees or its suppliers or service providers; or (b) that exceed the scope of the services provided by Seller or its Affiliates to the Acquired Assets immediately prior to the Effective Date, unless otherwise agreed in writing by the Parties.

(i) Each Party represents that it has obtained and will maintain, and has caused and will cause each of its affiliates, subcontractors and licensees (including Seller Affiliate and Subcontractor), if applicable, to obtain and maintain, in full force and effect all licenses, registrations, and permits required to perform its obligations under this Agreement. Each Party shall inform the other Party within [***] should any such license, registration or permit be withdrawn or if any regulatory authority initiates any enforcement action against a Party or any of its affiliates, subcontractors or licensees with respect to any obligation to perform hereunder.

Section 1.02 Duration of Services. During the Transition Period (as defined in Section 6.01), and in consideration of Purchaser’s payment of Services Fees in accordance with Article 2, Seller shall provide or cause to be provided to Purchaser, subject to the terms and conditions of this Agreement, each Service for the time period associated with such Service set forth on Schedule 1 (each, a “Service Period”).

Section 1.03 Services Performed by Affiliates and Subcontractors. Seller shall have the right, but not the obligation, to perform any Service itself or through any Affiliate of Seller or through any Subcontractor that Seller engaged to provide such Service in the course of Seller’s operation of the VOWST Business or facility immediately prior to the Effective Date; provided, however, that (a) designation of any such Affiliate or Subcontractor shall not limit or diminish the obligations of Seller, and Seller shall in all cases retain responsibility for the provision to Purchaser of the Services in accordance with this Agreement, (b) the use of any Affiliate or Subcontractor shall not increase any fees or other amounts payable by Purchaser (or its Affiliate) (as compared to the amount of fees or other amounts payable for use of such Affiliate or Subcontractor immediately prior to the Effective Date) except to the extent there is an increase in the actual Services Fees and Out-of-Pocket Costs incurred by Seller in the provision of such Services, without a markup, and (c) Seller shall provide reasonable prior written notice to Purchaser of such designation.

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Section 1.04 Performance Standard.

(a) Seller shall provide, and cause its Personnel to provide, each Service in a professional and workmanlike manner and in accordance with all Specifications set forth in the BLA and other Acquired Regulatory Approvals, to the extent applicable to a Service, using knowledgeable, skilled and qualified Personnel who have not been disbarred or otherwise sanctioned by a Regulatory Authority, with substantially the same degree of skill, quality, volume, scope, detail and care as its past practice in performing or causing to be performed the Services for the VOWST Business during the six (6) month period prior to the Effective Date (except to the extent changes in the provision of Services are necessary due to Purchaser’s acts or omissions), in each case, in accordance with industry standards, applicable guidelines and processes (but in all cases with at least reasonable care and at least in the manner and at the levels that Seller provides, or causes to be provided, similar services for itself and its Affiliates), and, solely in the case of the PRMS Services performed by Seller (which, for the avoidance of doubt, shall not include any Services performed by any Transferring Employee that is no longer an employee of Seller as of the Effective Date, regardless of whether such Transferring Employee use Seller’s payroll system after the Effective Date), in accordance with the PRMS Services Quality Standards set forth in the Quality Agreement (collectively, the “Services Standard”), except as such Services differ because of the need to follow corporate formalities or to keep Acquired Assets separate from other data or by virtue of the transition of responsibility for the Services to Purchaser or its Affiliates. Notwithstanding the foregoing, nothing in this Agreement shall require Seller to favor Purchaser’s operation of the Acquired Assets over Seller’s own business operation.

(b) Under no circumstances shall either Party or its respective Representatives, Personnel, Affiliates or Subcontractors be held accountable to a greater standard of care or skill than the Services Standard. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, TO THE EXTENT PERMITTED BY LAW, EACH SERVICE PROVIDED BY SELLER TO PURCHASER PURSUANT TO THIS AGREEMENT IS FURNISHED WITHOUT CONDITION, WARRANTY OR OTHER TERM OF ANY KIND, EXPRESSED OR IMPLIED. NEITHER PARTY NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH SERVICE AND ALL IMPLIED TERMS, WHETHER IMPLIED BY CUSTOM, STATUTE, COURSE OF DEALING OR OTHERWISE (INCLUDING ANY TERM OF MERCHANTABILITY, SATISFACTORY QUALITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE) ARE HEREBY EXCLUDED, IN EACH CASE, EXCEPT AS OTHERWISE SPECIFICALLY CONTEMPLATED BY THIS AGREEMENT.

Section 1.05 Transition Management; Disputes.

(a) General. Purchaser acknowledges and agrees that each Service provided by Seller hereunder is intended only to be transitional in nature and shall be furnished by Seller only during the Transition Period and solely in connection with the sale and transfer of Acquired Assets under the Purchase Agreement.

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(b) Transition Management. The Parties shall establish a transition steering committee (the “TSA Steering Committee”), consisting of a mutually agreed upon number of representatives of each Party. The Parties agree that, at all times during the Transition Period, the TSA Steering Committee shall serve as transition management with respect to all questions and issues relating to the provision and receipt of the Services. Each Party shall appoint one (1) of its representatives on the TSA Steering Committee as a project manager (a “Project Manager”). Each Party’s Project Manager shall have responsibility for overseeing such Party’s day-to-day activities under this Agreement and will be authorized to act for and on behalf of the appointing Party concerning all matters relating to this Agreement. Each Party may change its designated Project Manager at any time by providing notice to the other Party. All Project Managers shall have the requisite skills, knowledge, experience and authority to discuss, coordinate and make arrangements with respect to the applicable Services. The TSA Steering Committee shall meet in-person, telephonically or by videoconference once per month during the Transition Period, or as otherwise mutually agreed by the Parties. Attendance of each Party’s Project Manager at each such meeting is required. The Project Managers shall meet telephonically on a weekly basis in between the TSA Steering Committee meetings. The Parties shall host meetings for each Service function either in-person, telephonically or by videoconference at least twice per month during the Transition Period. Such meetings shall be attended by respective representatives of each Party for each Service function. In furtherance of the foregoing, the Parties shall collaborate in good faith to generate a detailed plan for (x) the transition of the Acquired Assets in accordance with any applicable terms of this Agreement, the Purchase Agreement and the Cross-License Agreement and (y) the transition of the Services from Seller to Purchaser. If the TSA Steering Committee is unable to reach unanimous decision on a particular matter within a reasonable period (not to exceed thirty (30) days, unless extended by mutual agreement of the Parties) following the TSA Steering Committee meeting, then the matter will be referred to, as appropriate, Seller’s Chief Executive Officer, Chief Financial Officer, Chief Technology Officer, or other senior officers and Purchaser’s Chief Executive Officer, Chief Operations Officer/Chief Technology Officer, Chief Medical Officer, or other senior officers, depending on the subject matter of the dispute (the “Senior Officers”), which Senior Officers will have authority to settle the dispute and shall be charged with resolving such dispute, who will use good faith efforts to resolve such matter after the matter is submitted to them for resolution in accordance with Section 1.05(c).

(c) Prior to initiating any legal action in accordance with Section 8.06, any dispute, controversy or claim arising out of, relating to or otherwise in connection with the Services or this Agreement, or the breach, termination, or validity thereof (each, a “Dispute”), shall be submitted first to the relevant Senior Officers of each Party, and the Senior Officers shall seek to resolve such Dispute through informal, good-faith negotiation. In the event that any Dispute is not resolved by the Senior Officers within twenty (20) Business Days after the claiming Party notifies the other Party of the Dispute (during which time the Senior Officers shall meet in person or by telephone as often as reasonably necessary to attempt to resolve the Dispute), either Party may bring an action in accordance with Section 8.06 to resolve the Dispute.

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Section 1.06 Cooperation. Each Party will use commercially reasonable efforts to cooperate in a professional and workmanlike manner with the other Party to the extent necessary to assist the other Party in performance of its obligations under this Agreement, including with respect to the provision and receipt of Services. Such cooperation shall include exchanging or providing information, Raw Materials, and SRM reasonably necessary for the provision or receipt of Services hereunder and the performance of such other duties and tasks as may be reasonably required for the provision or receipt of Services, subject to each Party’s obligations herein including Article 4. Each Party shall, and shall cause its Personnel and Affiliates to, comply, in all material respects, with all Laws which may be applicable to the Services. Each Party shall be responsible for its Personnel adhering to any health, safety and security regulations and other published policies of the other Party notified to such Party when given access to any equipment, computer, software, network or other files owned or controlled by the other Party. Without limiting the generality of the foregoing sentence:

(a) Each Party agrees that, subject to applicable Law, it shall provide such reasonable access during regular business hours (or otherwise upon reasonable prior notice) to such premises, computer systems, data, Raw Materials, SRM and Personnel as are necessary for providing or receiving the Services, and records as reasonably requested by a Party to facilitate such Party’s provision or receipt of the Services. Unless otherwise agreed to in writing by the Parties, each Party will: (i) use the premises, computer systems, data, Raw Materials, SRM and Personnel of the other Party solely for the purpose of providing or receiving the Services; (ii) limit such access to those of its Personnel with a bona fide need to have such access in connection with the Services and who have been duly approved in writing by the receiving Party, such approval not to be unreasonably withheld, conditioned or delayed, to have such access: and (iii) comply, and cause its employees, Subcontractors and Third Party service providers to comply, with all policies and procedures governing access to and use of such premises, computer systems, data, Raw Materials, SRM and Personnel made known to such Party in advance. All user identification numbers and passwords disclosed by a Party to the other Party and any information obtained by either Party as a result of such Party’s access to and use of the other Party’s computer systems shall be deemed to be, and treated as, Confidential Information of the disclosing Party hereunder in accordance with the provisions set forth in Article 4, with the same degree of care as such receiving Party uses for its own information of a similar nature, but in no event a lower standard than a reasonable standard of care. The Parties shall cooperate in good faith in the investigation of any apparent unauthorized access to any premises, computer system, data, Raw Materials, SRM and/or Personnel of either Party. These provisions concerning access to premises, computer systems, data, Raw Materials, SRM or Personnel shall apply equally to any access and use by a Party of the other Party’s electronic mail system, electronic switched network, either directly or via a direct inward service access or calling card feature, data network or any other property, equipment or service of the other Party, and any software that may be accessible by either Party in connection with this Agreement.

(b) Seller shall be excused from performing any obligation under this Agreement, nor shall Purchaser be excused from making Installment Payments in accordance with Section 3.1(b) of the Purchase Agreement, if Purchaser fails to perform its obligations under this Agreement, including but not limited to Purchaser’s failure to provide cooperation as set forth in this Section 1.06, a failure by Purchaser to deliver to Seller all SRM that is reasonably necessary by Seller to manufacture PRMS for the PRMS Services, and a failure by Purchaser to perform quality control testing of PRMS in order to support the release of PRMS for drug substance manufacturing,

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in each case, solely (i) to the extent such failure to perform by Purchaser was not caused by Seller’s material breach of or failure to perform its obligations under this Agreement, (ii) to the extent that such failure prevents Seller’s performance of such obligation after using commercially reasonable efforts to perform and (iii) until such time as such failure to perform by Purchaser has been remedied or cured. Seller shall notify Purchaser within ten (10) Business Days of its discovery of such failure. Where Purchaser fails to perform its obligations under this Agreement, and if as a result of such failure Seller incurs additional costs in order to perform its obligations hereunder, Seller may recover from Purchaser its reasonable and documented additional costs of performing the relevant obligations hereunder incurred as a result of Purchaser’s failure.

(c) Concurrently with the execution of this Agreement, the Parties shall amend and restate the Quality Agreement to reflect the PRMS Services being provided.

Section 1.07 Third Party Consents.Section 1.07

(a) Seller shall use its commercially reasonable efforts to obtain any Contract, license (including any modification to, extension or renewal of, or replacement for an existing license), or consent or waiver under its own Contracts entered into with any Third Party and that pertain to any software, equipment, systems or other materials or associated services required in connection with performance or receipt of the Services under this Agreement (each, a “Required Consent”); provided, that if, in order to obtain any Required Consent, costs or expenses must be incurred, the costs and expenses incurred to obtain Required Consents required by Seller in connection with its performance of the Services shall be solely borne by Purchaser and constitute Allowable Expenses under the Purchase Agreement. Purchaser shall use its commercially reasonable efforts to cooperate with the Seller in obtaining such Required Consents from Third Parties.

(b) If, despite using commercially reasonable efforts, Seller is unable to obtain a Required Consent hereunder, Purchaser and Seller shall work together in good faith to develop a mutually acceptable alternative arrangement that is sufficient to enable Seller to provide, and Purchaser to receive, the Services without such Required Consent. Purchaser shall bear the costs and expenses of such alternative arrangement incurred by either Party, as applicable, which costs and expenses shall constitute Allowable Expenses under the Purchase Agreement to the extent the costs of the Service to which such alternative arrangement relates are included in Allowable Expenses pursuant to the Purchase Agreement. If such alternative arrangement cannot be agreed upon by Purchaser and Seller or is required for a period longer than thirty (30) days following the Effective Date, either Party may request that the affected Services be terminated, in which case the Services Fees and Out-of-Pocket Costs for such Services, if any, shall be equitably adjusted to account for such terminated Services, reflecting the actual FTE Costs and Out-of-Pocket Costs incurred by Seller. Seller shall have no obligation (and no Liability for failing) to provide (or cause the provision of) a Service for which a Required Consent has not been obtained, unless and until such Required Consent is obtained, so long as Seller has complied with this Section 1.07.

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(c) Purchaser acknowledges and agrees that any Services provided through or involving Third Parties or using any Intellectual Property owned by a Third Party or systems or facilities are subject to the terms and conditions of any applicable Contracts between Seller or its Affiliates or Subcontractors (as applicable) and such Third Parties, as well as compliance with applicable Law. Purchaser shall comply, and shall cause its Affiliates to comply, with the terms and conditions of any such applicable Contracts notified to Purchaser from time to time in all material respects, and with applicable Law in connection with the receipt by Purchaser or its designees of the Services, provided that Seller shall, and shall use commercially reasonable efforts to, and cause its Affiliates and Subcontractors to, provide Purchaser reasonable information in advance with respect to such terms and conditions, subject to any confidentiality obligations under the applicable Contract.

Section 1.08 PRMS Supply.Section 1.08

(a) Manufacturing and supply of PRMS under this Agreement shall solely, in each case, be pursuant to this Section 1.08.

(b) No later than the tenth Business Day following the Effective Date, Purchaser shall provide to Seller a purchase order for PRMS for the entire quantity of PRMS listed in the Demand Plan (the “Order”), the quantity of which shall be binding on Purchaser. Orders will be submitted in such form as is mutually agreed upon by the Parties. Seller shall respond to each Order within two (2) Business Days of receipt (or such other date as agreed between the Parties). Unless otherwise agreed by the Parties, Seller shall be obligated to acknowledge the Order which comply with the requirements of this Section 1.08 without proposed amendments (“Firm Order”). Seller shall deliver the PRMS for the Firm Order to Purchaser at the delivery schedule as set forth in the Demand Plan.

(c) Upon six (6) months’ prior written notice to Seller delivered no later than June 30, 2025, Purchaser may request from Seller up to [***] PRMS batches in excess of the volume contemplated in the Demand Plan (any such excess quantities requested, “Additional PRMS Batches”). Seller will use its commercially reasonable efforts to supply the Additional PRMS Batches in accordance with the purchase order by December 31, 2025; provided that, in the event Seller foresees any problem in supplying such Additional PRMS Batches in accordance with a purchase order for Additional PRMS Batches due to either (x) factors beyond its reasonable control or (y) Seller’s other business obligations and commitments (including but not limited to [***]), in each case of (x) and (y) despite such commercially reasonable efforts, Seller shall inform Purchaser, together with a good faith estimate of any overtime or rush charges required for Seller to supply the Additional PRMS Batch in accordance with such purchase order, if applicable, within [***] of its receipt of the request for Additional PRMS Batches, in which case, at Purchaser’s written election, (i) Seller shall deliver the Additional PRMS Batches within at least six (6) months of Seller’s receipt of the purchase order and Purchaser shall pay the documented and pre-approved overtime or rush charges actually incurred by Seller, if applicable, or (ii) Seller shall deliver the Additional PRMS Batches within at least nine (9) months of Seller’s receipt of the purchase order. Other than in the case of Purchaser’s election of clause (i) in the immediately preceding sentence, the Additional PRMS Batches shall be provided at the same per-batch cost as set forth in the Demand Plan for the Minimum Requirement.

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(d) Without prejudice to the Parties’ obligations with respect to the Demand Plan, the Parties shall discuss in good faith any changes in quantity or volume in respect of PRMS that may be requested by either Party.

(e) Notwithstanding anything in this Section 1.08, Purchaser shall be obligated to purchase from Seller no fewer than the amount of PRMS set forth in the Demand Plan (“Minimum Requirement”). If at the end of the Service Period for the PRMS Services, the aggregate PRMS amount for all Firm Orders is less than the Minimum Requirement, then Seller shall invoice Purchaser for an amount equal to the difference in quantity between the Minimum Requirement and the aggregate amount of PRMS included in confirmed Firm Orders multiplied by the variable cost per batch stipulated on Schedule 1. Any such amounts so invoiced by Seller shall be paid by Purchaser in accordance with Section 2.04 and Section 2.05.

(f) If Purchaser requests the production of any PRMS batches that are not included in the Minimum Requirement and Additional PRMS Batches, the Parties will discuss in good faith the terms of the production of any such PRMS batches, including the costs of such PRMS batches and delivery timeline.

Section 1.09 PRMS Technology Transfer. During the Transition Period, at Purchaser’s request, Seller shall transfer to Purchaser or its designated Affiliate or one (1) or more Third Party contract manufacturers the specifications for materials and documentation in the Control of Seller, its Affiliates or its subcontractors and as reasonably necessary to enable Purchaser or such Affiliate or Third Party contract manufacturers, as applicable, to conduct the PRMS Services. Within ninety (90) days after Purchaser’s written request, the Parties shall mutually agree (such agreement not to be unreasonably withhold, delayed or conditioned) on a technology transfer plan consistent with Purchaser’s rights set forth in the immediately preceding sentence (the “PRMS Technology Transfer Plan”) setting forth a description of the technology transfer services, including the scope of the services, to be provided and the timing and cost of such services, and each Party’s obligations in connection therewith. Such costs and expenses related to the PRMS Technology Transfer Plan for the PRMS Services shall constitute Allowable Expenses under the Purchase Agreement. Seller shall not be required to provide technology transfer support (i) outside the scope of the technology that Seller or its Affiliates or subcontractors Control, (ii) outside the scope of the PRMS Technology Transfer Plan, or (iii) after the Transition Period.

Section 1.10 Regulatory Audits.Section 1.09 Each Party shall provide access to, and cooperate fully with, any Governmental Entity with respect to any matter involving the Services performed under this Agreement. Such access will occur upon reasonable advance written notice (provided by such Party to the other Party) during normal business hours unless otherwise required by a Governmental Entity. Each Party shall also require that its Subcontractors or Affiliates performing such Party’s obligations hereunder provide such access and cooperation with any Governmental Entity. Following receipt of a written notice of inspection or audit observation of such Governmental Entity (a copy of which the audited Party will immediately provide to the other Party), the audited Party shall prepare the response to any such observations and shall provide a copy of such response to the other Party. To the extent allowed under the applicable Law, the audited Party shall permit a Representative of the other Party to observe such inspection or audit at such facility.

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Section 1.11 Exclusions. Notwithstanding anything herein to the contrary, but without prejudice to Seller’s obligations to perform the Services in accordance with Section 1.03 and Section 1.04, in no event will Seller or any of its Affiliates or Subcontractors be (a) obligated to provide (or cause the provision of) any Services that would be unlawful for Seller to provide or that would require Seller to violate applicable Law; (b) prevented from determining, in its sole discretion, the individual Personnel who will provide a Service; (c) obligated to hire any additional Personnel to perform a Service or maintain the employment of any specific Personnel; (d) obligated to hire replacements for Personnel who resign, retire or are terminated and are not necessary for the provision of Services to be performed in accordance with the performance standard set forth in Section 1.04(a); provided, that Purchaser shall bear all costs and expenses associated with hiring replacements for any Personnel who are necessary for the provision of Services to be performed in accordance with the performance standard set forth in Section 1.04(a) and resigned, retired or were terminated for cause, which costs and expenses shall constitute Allowable Expenses under the Purchase Agreement and be deemed to be period expenses and, accordingly, not costs which are capitalized as part of a Product cost; (e) obligated to enter into retention agreements with Personnel or otherwise provide any incentive beyond payment of regular salary and benefits; (f) prevented from transferring after the Effective Date any Personnel who were supporting the Acquired Assets immediately prior to the Effective Date to support other products for Seller or its Affiliates or Subcontractors or to assume other roles with Seller or its Affiliates or Affiliates to the extent such Personnel is not required to provide a Service; (g) obligated to purchase, lease or license any additional equipment or software the cost of which is not reimbursed by Purchaser; or (h) subject to Section 1.07, obligated to enter into new or additional written contracts or agreements with Third Parties or take any actions that would result in the breach of any Third Party contracts or agreements of Seller.

Section 1.12 Separation Planning. As soon as reasonably practicable after the Effective Date, the Parties shall reasonably and in good faith collaborate with respect to a plan for the separation of data, systems, and functions relating to the Services, and the associated details of the separation activities of the Parties (setting out all the milestones to be taken (and the corresponding timings thereof) of the separation) (the “Separation Plan”). Such Separation Plan will provide that any costs and expenses related to the integration of any data, systems, and functions relating to the Services shall be borne by Purchaser and any costs related to the separation of any data, systems, and functions relating to the Services shall be borne by Seller. The Parties shall discuss and determine what constitutes integration costs and separation costs in good faith. Each Party shall inform the other Party of any developments or changes (including as a result of the termination of any Service hereunder) that would reasonably be expected to impair such Party’s ability to adhere to the Separation Plan, and in such event, shall update the Separation Plan. During and after the development of the Separation Plan, the Parties shall collaborate and negotiate in good faith to determine how to reduce and discontinue portions of Services that may no longer be necessary, and similarly to reduce and eliminate any Service Fees and Out-of-Pocket Costs regarding the same.

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ARTICLE 2

COMPENSATION

Section 2.01 Services Fees. In consideration for the performance of the Services, Purchaser shall pay to Seller (a) for PRMS Services, the fixed cost per month and variable costs per PRMS Batch as set forth on Schedule 1; and (b) for all other Services, the fixed FTE Costs, fixed non-labor costs and other costs designated as “Service Fees” set forth on Schedule 1 (collectively, the “Services Fees”).

Section 2.02 Out-of-Pocket Costs. In connection with Seller’s performance of the Services and without duplication of any expenses included in the Services Fees and unless specified otherwise in Schedule 1, Purchaser shall reimburse Seller (upon receipt of applicable receipts and other reasonable supporting documentation if requested by Purchaser) for all reasonable Out-of-Pocket Costs (excluding the fixed non-labor costs set forth on Schedule 1 and any Out-of-Pocket Costs with respect to (i) the PRMS Services set forth in the PRMS.01 section of Schedule 1 and (ii) any Service indicated to be provided “at no cost” in Schedule 1) actually incurred by Seller or its Affiliates or Subcontractors in connection with performance of any such Service by Seller or its Affiliates or Subcontractors, including but not limited to the pass-through portion of the costs included as Estimated Pass Through costs on Schedule 1, which amounts are Seller’s good-faith estimates as of the date hereof, provided, however, that, other than any such Out-of-Pocket Costs incurred at the direction of Purchaser, its Affiliate or their respective employees (including but not limited to Transferring Employees), Seller shall obtain the written approval of Purchaser (such approval not to be unreasonably withheld, conditioned or delayed) for any such Out-of-Pocket Costs not included in the Estimated Pass Through Costs for the applicable Service that exceeds [***] in any calendar month. Seller shall submit all such Out-of-Pocket Costs to Purchaser, together with reasonable documentation supporting such Out-of-Pocket Cost, with the invoice for the related Services. For clarity, such Out-of-Pocket Costs shall include: (a) any amounts paid to Third Parties and reasonably necessary for the provision of the Services (including costs incurred by Seller or its Affiliates or Subcontractors under Third Party contracts or agreements reasonably necessary to provide any such Service); (b) fees associated with securing any consents required from Third Party contractors, provided that such fees for securing any such consents required by Seller in connection with its performance of the Services shall be solely borne by Purchaser and constitute Allowable Expenses under the Purchase Agreement and payments shall be determined in accordance with Section 3.5 of the Purchase Agreement; (c) shipping and transportation costs (including the cost of any insurance related thereto), including duties and other related Indirect Taxes in accordance with Section 2.07(a); (d) out-of-pocket costs or expenses incurred with Third Parties by Seller, its Affiliates or Subcontractors for the extraction, conversion and transfer of data; (e) reasonable documented and pre-approved travel-related costs, provided that, if Purchaser does not pre-approve such travel-related costs, Seller shall not be required to provide the relevant part of the such Service for which such travel is required; and (f) any other out-of-pocket costs and expenses incurred with Third Parties and pre-approved by Purchaser as reimbursable.

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Section 2.03 Invoicing. For the provision of the Accounts Payable Services, Seller shall notify Purchaser of any invoices for Accounts Payable Services (“AP Invoices”), upon processing of such invoices and selection for payment, for Purchaser’s approval in accordance with Seller’s normal business practices. Purchaser shall approve payments for such invoices, in writing (which can constitute an email), promptly. Seller shall provide a report to Purchaser of all AP Invoices paid by Seller, each week or every other week if Purchaser requests Seller to make vendor payments every other week. For the provision of all other Services and for any Out-of-Pocket Costs for all Services, Seller shall, on a calendar monthly basis, invoice Purchaser for the Services Fees payable pursuant to Section 2.01 and Out-of-Pocket Costs payable pursuant to Section 2.02 and incurred during the previous month (i.e., in arrears).

Section 2.04 Due Date. Purchaser shall pay any invoice for Services Fees and Out-of-Pocket Costs for Services incurred pursuant to Section 2.03 promptly but in no event later than thirty (30) days after the date of Purchaser’s receipt of such invoice. Purchaser shall reimburse Seller via wire transfer for all AP Invoices within two (2) Business Days of Seller notifying Purchaser that Seller has paid such invoice, which have been previously approved by Purchaser in writing pursuant to Section 2.03.

Section 2.05 Payments. All payments shall be in United States Dollars. Each such payment shall be made by wire transfer or Automated Clearing House (ACH) transfer of immediately available funds to such bank account as shall have been notified in writing to Purchaser by Seller. If any payment due to Seller under this Agreement is not paid when due, then Purchaser shall pay interest thereon at an annual rate (but with interest accruing on a daily basis) equal to two (2) percentage points above the U.S. prime interest rate, as reported by The Wall Street Journal (New York edition) for the first Business Day of such month, such interest shall be accrued daily and run from the date on which payment of such sum became due until payment thereof in full together with such interest. Except as permitted by Section 2.06, the Parties acknowledge that there is no right of offset regarding any payments owed or payable hereunder.

Section 2.06 Right to Offset. Each Party shall have the right to offset any amounts due and payable by such Party to the other Party under this Agreement, the Purchase Agreement or the other Ancillary Agreements, against any amounts owed by the other Party to such Party under this Agreement, the Purchase Agreement or the other Ancillary Agreements (other than any amounts disputed in good faith by the other Party).

Section 2.07 Taxes.

(a) General. Purchaser shall bear any and all sales, use, excise, value added and other similar Taxes (and any related interest and penalties) imposed on, or payable with respect to, any Services Fee or Out-of-Pocket Costs payable by Purchaser to Seller (“Indirect Taxes”) pursuant to this Agreement, following the receipt of an invoice in the appropriate form from Seller in respect of such Services Fee or Out-of-Pocket Costs and separately itemizing the Indirect Taxes on each invoice where applicable. For the avoidance of doubt, Seller will not include Indirect Taxes on any

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such invoice to the extent that Purchaser provides Seller with a valid and timely exemption certificate or other information in a form reasonably acceptable to Seller, indicating that: (i) Purchaser is exempt from such Indirect Taxes, or (ii) such Indirect Taxes are inapplicable and the basis therefor. Purchaser shall pay to Seller or the applicable Governmental Entity, in accordance with applicable Tax Laws, any Indirect Tax no later than the due date of the payment of such Indirect Tax. Seller will issue invoices for all amounts due under this Agreement consistent with applicable Indirect Tax Laws.

(b) Withholding Tax. Purchaser shall be entitled to deduct and withhold from any payments made pursuant to this Agreement any withholding Taxes or other amounts required to be deducted or withheld under any applicable federal, state, local or foreign Tax law. To the extent that any such amounts are so deducted or withheld and paid over to the applicable Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. As soon as practicable after any deduction or withholding is made, Purchaser shall deliver to Seller the original or copy of the official receipt issued by the relevant Governmental Entity evidencing such payment, supporting calculations of such amounts and other evidence of such payment reasonably satisfactory to Seller. Purchaser shall provide, at least five (5) Business Days prior to the date of the applicable payment (or, in the case that Purchaser becomes aware of the requirement to so deduct and withhold fewer than five (5) Business Days prior to the date on which such deduction or withholding is required, promptly upon becoming so aware), written notice of any deduction or withholding it believes is applicable in connection with this Agreement to Seller. The Parties agree to reasonably cooperate to apply for any exemption from, or reduction in, any withholding amounts described in this Section 2.07(b).

(c) Cooperation. Seller and Purchaser shall take reasonable steps to cooperate to minimize the imposition of, and the amount of, taxes described in this Section 2.07, provided that nothing in this Section 2.07(c) will obligate a Party to cooperate with, or assist, the other Party in any arrangement proposed by the other Party that would, in the cooperating Party’s reasonable discretion, have a detrimental effect on the cooperating Party or any of its Affiliates with respect to taxes.

Section 2.08 Amounts in Dispute. Each Party agrees that it will, unless otherwise directed by the other Party, continue performing its obligations under this Agreement while any amounts with respect to the Services Fees hereunder is being disputed in good faith. Any invoiced amounts which Purchaser does not dispute in good faith must be paid in accordance with the terms of Section 2.04. Purchaser may withhold any invoiced Services Fee or Out-of-Pocket Costs that it disputes in good faith until such time as such dispute is resolved in accordance with the terms of this Agreement, provided that in the event of resolution of such dispute, any amounts owed by Purchaser to Seller in accordance with the resolution of such dispute is due within thirty (30) days of the date of the resolution of such dispute, after which time interest will accrue in accordance with Section 2.04. If Purchaser disputes in good faith the validity of an invoiced Services Fee or Out-of-Pocket Costs, it will notify the Project Managers in writing no later than the date on which payment of an invoice therefor is due under Section 2.04 and the Project Managers will work together and negotiate in good faith to promptly resolve any such disputed Services Fee or Out-of-Pocket Costs, provided that if the Project Managers are unable to resolve such dispute within fourteen (14) calendar days after such written notice is provided to the Project Managers, they will escalate the dispute to the TSA Steering Committee for resolution.

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Section 2.09 Records. Each Party shall keep and maintain, and shall cause its Affiliates to keep and maintain, complete and accurate records and books of account documenting all expenses and all other data necessary for the calculation of the amounts payable to the other Party under this Agreement consistent with its standard procedures and policies in the ordinary course of business for a period of two (2) years after such transactional data is submitted or such expenses are incurred, unless a longer retention period is required by applicable Law. All financial books and records kept by Seller hereunder shall be maintained in accordance with GAAP, consistently applied.

ARTICLE 3

OWNERSHIP OF INTELLECTUAL PROPERTY AND OTHER ASSETS

Section 3.01 No Transfer of Ownership; Delivery. Except as expressly set forth herein or in the Purchase Agreement or the Cross-License Agreement, this Agreement and the performance of the Services hereunder shall not affect the ownership of any Intellectual Property Rights or other assets of any Party to this Agreement. Except as expressly set forth herein or in the Purchase Agreement or the Cross-License Agreement, neither Party will obtain, by virtue of this Agreement or the Services hereunder, by implication or otherwise, any rights of ownership or use of any property or Intellectual Property Rights owned or otherwise Controlled by the other Party. In addition, except as expressly set forth herein, under no circumstances shall Seller be obligated to deliver or provide to Purchaser, or otherwise make available or provide Purchaser access to, any item (including any data, contract, report, diagram or other such information or writing) which Seller is not otherwise obligated to provide to Purchaser under the terms of the Purchase Agreement or the Cross-License Agreement.

Section 3.02 Ownership of Background Know-How and Confidential Information. As between the Parties and except for the licenses, rights and obligations granted in this Agreement, the Purchase Agreement and the Cross-License Agreement, each Party shall solely and exclusively own and retain all right, title and interest in and to (i) Know-How and Confidential Information that such Party owned or Controlled immediately prior to the Effective Date, (ii) Know-How and Confidential Information developed or acquired, and Controlled, by or on behalf of such Party outside the scope of this Agreement, and (iii) all Intellectual Property Rights in and to any of the foregoing (collectively, “Background IP”). To the extent there is any conflict between this Agreement and the Cross-License Agreement, the terms of the Cross-License Agreement shall control; and to the extent there is any conflict between this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall control.

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Section 3.03 Ownership of Know-How, Confidential Information and Services Inventions. As between the Parties and except for the licenses granted in this Agreement and the Cross-License Agreement, Purchaser solely and exclusively owns and retains all right, title and interest in and to (a) Know-How, (b) Confidential Information, and (c) any inventions, in each case of (a), (b), and (c), arising out of performance of the Services, and all Intellectual Property Rights therein (such inventions and Intellectual Property Rights, “Services Inventions” and (a)-(c) together with Purchaser’s Background IP collectively, “Purchaser Owned Items”). To the extent Seller has any right, title or interest in or to any Services Inventions, Seller shall irrevocably and unconditionally assign and transfer to Purchaser all such right, title and interest in and to such Services Inventions, without further consideration. Seller shall, at Purchaser’s reasonable request and at Purchaser’s sole cost and expense, execute and deliver such instruments and take such other reasonable actions as may be requested by Purchaser to perfect, prosecute, maintain or otherwise protect Purchaser’s rights in Services Inventions. All copyrightable Purchaser Owned Items shall be considered “works made for hire” within the meaning of the United States Copyright Law, as applicable, owned by Purchaser. In the event any such Purchaser Owned Items is for any reason or in any jurisdiction determined not to be a “work made for hire” or title to any such Work Product may not vest in Purchaser or its Affiliates by operation of Applicable Law or otherwise, Seller shall provide, and require its Affiliates and Subcontractors to provide, to Purchaser reasonable cooperation and assistance to protect and perfect the rights, at Purchaser’s reasonable request and at Purchaser’s sole cost and expense, set forth in this Section 3.03.

Section 3.04 Limited License to Seller. Subject to the terms and conditions of this Agreement, during the term of this Agreement, Purchaser hereby grants to Seller (and solely to the extent necessary for Seller to provide the Services, to Seller’s Affiliates and Subcontractors), a non-exclusive, worldwide, non-transferable, revocable, fully paid-up, royalty-free license to those Purchaser Owned Items that are necessary for Seller, and such of its Affiliates or Subcontractors necessary for Seller to provide the Services, (i) to provide the Services and (ii) to access and use Purchaser Owned Items, in each case of (i) and (ii), in accordance with this Agreement and solely during the Transition Period.

ARTICLE 4

CONFIDENTIALITY

Section 4.01 Each Party (the “Receiving Party”) agrees that all materials, documents and information furnished or obtained in connection with or as a result of this Agreement or performance or receipt of Services hereunder that is the confidential, non-public or proprietary material, document or information of the other Party (the “Disclosing Party”) or its Affiliates, regardless of the form or format of the information (whether written, verbal, electronic or otherwise) or the manner or media in or through which it is furnished or otherwise obtained, together with all derivative works of such materials, documents and information, is and shall be considered as confidential information of the Disclosing Party (collectively, the “Confidential Information”) and the sole property of the Disclosing Party. Except as permitted by the Cross-License Agreement, the Purchase Agreement or this Agreement, the Receiving Party agrees to hold such Confidential Information in strict confidence and shall disclose the Confidential Information to the Receiving Party’s Personnel or other Representatives only on a need-to-know basis and only if the Receiving Party’s Personnel or other Representatives are bound and obligated by written obligations of confidentiality at least as restrictive as those in this Article 4; provided

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that the Receiving Party will have no obligations with respect to any Confidential Information that (a) is now or later becomes publicly available through no fault of the Receiving Party, (b) the Receiving Party obtains from a Third Party having no preexisting confidentiality obligation or commitment to the Disclosing Party with respect to such information and having the legal right to disclose same, or (c) the Receiving Party already has in its possession as indicated in its written records and was not acquired directly or indirectly from the Disclosing Party; provided further that (i) none of these exclusions shall apply to Personal Data, which shall remain Confidential Information (even if such exclusions would otherwise seem to apply to such Personal Data), (ii) if Seller is the Receiving Party and Purchaser is the Disclosing Party, then the foregoing clause (c) exclusion in this Section 4.01 shall not apply to information, data and materials primarily related to the Acquired Assets and such information is and shall remain Confidential Information of Purchaser, and (iii) if Seller or its Affiliate is the Disclosing Party, any Confidential Information contained in the Acquired Assets or the Assumed Liabilities that Seller provides to Purchaser under this Agreement is and shall be Confidential Information of Purchaser. The Receiving Party further agrees to take the same care with the Disclosing Party’s Confidential Information as it does with its own confidential and proprietary information, but in no event less than a reasonable degree of care, including to protect the confidentiality, integrity, and security of the disclosing Party’s Confidential Information from unauthorized use, access, intrusion, breach, loss, and alteration and in accordance with applicable data protection Laws. If the Receiving Party or any of its Personnel are required by any Law or pursuant to the applicable terms of a deposition, interrogatory, request for documents, subpoena, order, civil investigative demand or similar judicial process or otherwise or any securities exchange rule, to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall give the Disclosing Party sufficient advance written notice of such requirement to the extent permissible by applicable Law, together with a list of any confidential information intended to be disclosed, to permit the Disclosing Party to seek a protective order or other appropriate remedy with respect to such Confidential Information, and the Receiving Party shall provide, and, if applicable, instruct its Personnel or other Representatives to provide, at the cost of the Disclosing Party, reasonable assistance in seeking such remedy as may be reasonably requested by the Disclosing Party, and thereafter disclose only the minimum portion of such Confidential Information required to be disclosed upon advice of counsel in order to comply with applicable Law.

Section 4.02 Upon written request of the Disclosing Party, the Receiving Party will promptly return to the Disclosing Party all of the written Confidential Information of the Disclosing Party, as well as all written material which incorporates any Confidential Information of the Disclosing Party, except that one (1) copy of the Confidential Information of the Disclosing Party may be retained by the Receiving Party for archival purposes.

Section 4.03 The Receiving Party acknowledges that the disclosure by the Receiving Party of Confidential Information of the Disclosing Party without the Disclosing Party’s express written permission may cause the Disclosing Party irreparable harm and that the breach or threatened breach of this Section may entitle the Disclosing Party to injunctive relief, in addition to any other legal remedies that may be available to it.

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Section 4.04 All obligations of confidentiality and non-disclosure set forth in this Article 4 will survive for five (5) years after the expiration of the Transition Period, except that (i) the obligations of confidentiality and non-disclosure shall continue to remain in force indefinitely and not expire as they relate to the trade secrets of either Party, and (ii) the obligations of confidentiality and non-disclosure with respect to any copy of the Confidential Information retained by the Receiving Party pursuant to Section 4.02 shall survive until such information is destroyed by the Receiving Party.

Section 4.05 System Security.

(a) In the event Purchaser is given access to Seller’s or its Affiliates’ computer systems, software or other information technology infrastructure (collectively, the “Systems”) in connection with the Services, Purchaser shall comply with Seller’s Acceptable Use Policy (the “Acceptable Use Policy”), and shall not tamper with, compromise or circumvent any security or audit measures employed by Seller or any of its Affiliates. Purchaser shall access and use only those Systems of Seller and its Affiliates for which it has been granted the right to access and use. Such access to the Systems shall be through secured controlled processes as determined by Seller.

(b) Purchaser shall ensure that only those of its personnel who are specifically authorized to have access to the Systems gain such access and shall prevent any unauthorized access, use, destruction, alternation or loss of or to information contained therein, including by notifying such personnel of the restrictions set forth in this Agreement and the Acceptable Use Policy. Those employees of Purchaser that require access to the Systems may be required by Seller to enter into customary non-disclosure agreements in connection with, and as a condition to, such access. Seller shall not transfer to Purchaser, and Purchaser shall have no rights in or access to, application software or systems source code associated with the Systems.

(c) If, at any time, Purchaser reasonably believes or otherwise determines that any such personnel has sought to circumvent, or has circumvented, the Acceptable Use Policy, that any unauthorized personnel has or has had access to the Systems, or that any such personnel has engaged in activities that may lead to the unauthorized access, use, destruction, alteration or loss of data, information or software of Seller or any of its Affiliates, Purchaser shall immediately terminate any such personnel’s access to the Systems and immediately notify Seller. In addition, Seller shall have the right to deny personnel of Purchaser access to the Systems upon notice to Purchaser in the event that Seller reasonably believes that such personnel have engaged in any of the activities set forth above or otherwise pose a security concern. Purchaser shall cooperate with Seller in investigating any unauthorized access to the Systems.

ARTICLE 5

INDEMNIFICATION; LIMITATION OF LIABILITY

Section 5.01 Indemnification by Purchaser. Purchaser will indemnify, defend and hold harmless Seller, its Affiliates and Subcontractors and their respective directors, officers and employees, agents and representatives (collectively, the “Seller Indemnified Parties”) from and

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against any and all Damages incurred by any such Seller Indemnified Party arising out of, relating to or resulting from (a) Purchaser’s or any of its Affiliates’ material breach of this Agreement, (b) Purchaser’s or any of its Affiliates’ gross negligence, fraud or willful misconduct and (c) Seller’s or any of its Affiliates’ or Subcontractors’ provision of the Services pursuant to and in accordance with this Agreement, except with respect to each of clauses (a), (b) and (c), to the extent that Seller is obligated to indemnify Purchaser for such Damages.

Section 5.02 Indemnification by Seller. Subject to the Cap (as defined in Section 5.04(b)), Seller will indemnify, defend and hold harmless Purchaser, its Affiliates and their respective directors, officers and employees, agents and representatives (collectively, the “Purchaser Indemnified Parties”) from and against any and all Damages incurred by any such Purchaser Indemnified Party arising out of, relating to or resulting from (a) Seller’s or any of its Affiliates’ material breach of this Agreement (other than a failure to perform the PRMS Services in accordance with the PRMS Services Quality Standards, for which the liability of Seller shall be determined in accordance with (c)), (b) Seller’s or its Affiliates’ gross negligence, fraud or willful misconduct and (c) Seller’s or its Affiliates’ or Subcontractor’s failure to perform the PRMS Services in accordance with the PRMS Services Quality Standards set forth in the Quality Agreement and performance standards set forth in Section 1.04(a) (except to the extent such failure arises from Purchaser’s failure to perform its obligations under Section 1.06(b)), except with respect to each of clause (a), (b) and (c), to the extent that Purchaser is obligated to indemnify Seller for such Damages; provided, however, that Seller shall have no indemnification obligations under this Section 5.02 to any Purchaser Indemnified Party for the acts or omissions of any Transferring Employee that is no longer an employee of Seller as of the Effective Date, regardless of whether such Transferring Employee use Seller’s payroll system after the Effective Date.

Section 5.03 Indemnification Procedure.

(a) If a claim for indemnification pursuant to Section 5.01 or Section 5.02 (a “Claim”) is to be made by an Indemnified Party entitled to indemnification hereunder, the Indemnified Party claiming indemnification shall give written notice to the other Party (the “Indemnifying Party”) reasonably promptly after the Indemnified Party becomes aware of any fact, condition or event that may give rise to Damages for which indemnification may be sought under Section 5.01 or Section 5.02, or receipt by the Indemnified Party of notice of a claim involving the assertion of a claim by a Third Party that may give rise to Damages for which indemnification may be sought under Section 5.01 or Section 5.02 (whether pursuant to a lawsuit, other legal action or otherwise, a “Third Party Claim”). The failure of any Indemnified Party to give timely notice hereunder shall not affect its rights to indemnification hereunder, except to the extent that the Indemnifying Party is actually prejudiced by such failure. The Indemnifying Party shall have thirty (30) days (or such lesser number of days set forth in the notice as may be required by court proceeding in the event of a litigated matter) after receipt of the notice to notify the Indemnified Party that it desires to defend the Indemnified Party against such Third Party Claim. Notwithstanding the foregoing, if such Third Party Claim (i) seeks injunctive, equitable or other relief or remedies that are not money damages against the Indemnified Party, or (ii) involves criminal allegations against the Indemnified Party, then the Indemnified Party shall have the right to control the defense, compromise or settlement of such Third Party Claim with counsel of its choice (and the costs thereof, for the avoidance of doubt, shall constitute Damages for which indemnification may be sought under Section 5.01 or Section 5.02).

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(b) If the Indemnifying Party assumes the defense, compromise or settlement of such Third Party Claim, the Indemnified Party shall make available to the Indemnifying Party any documents and materials in its or its Affiliates’ possession or control that may be necessary to the defense of such Third Party Claim (provided that the Indemnified Party shall not be required to furnish any such documents or materials which would (in the reasonable judgment of such party upon advice of counsel) be reasonably likely to (i) constitute a waiver of the attorney-client or other privilege held by such party or any of its Affiliates, (ii) violate any applicable Laws or (iii) breach any agreement of such party or any of its Affiliates with any Third Party; provided that such Indemnified Party shall use reasonable best efforts to obtain any required consents and take such other reasonable action (such as the entry into a joint defense agreement or other arrangement to avoid loss of attorney-client privilege) to permit such disclosure) and the Indemnifying Party shall keep the Indemnified Party reasonably informed of all material developments and events relating to such Third Party Claim. The Indemnified Party, at its sole option, may participate in any defense and investigation of such Third Party Claim or settlement negotiations with respect to such Third Party Claim. The fees and disbursements of counsel retained by such Indemnified Party shall be at the expense of the Indemnified Party, provided, that if in the reasonable opinion of counsel to the Indemnified Party, there are legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party, or there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel to such Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required (and the costs thereof, for the avoidance of doubt, shall constitute Damages for which indemnification may be sought under Section 5.01 or Section 5.02). Except with the written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), neither the Indemnifying Party nor the Indemnified Party shall, in the defense of a Third Party Claim, consent to the entry of any judgment or enter into any compromise or settlement (A) which does not include as an unconditional term thereof the giving to the other Party and its Affiliates by the Third Party of a release from all liability with respect to such suit, claim, action or proceeding, (B) if such judgment, compromise or settlement involves a finding or admission of (x) any violation of Law by the other Party (or any Affiliate thereof) or (y) any liability on the part of the Indemnified Party (or any Affiliate thereof) not indemnified hereunder, or (C) which involves injunctive, equitable or other relief or remedies that are not money damages against the other Party. With respect to Claims other than Third Party Claims, after the giving of any notice of a Claim pursuant to this Section 5.03, the amount of indemnification to which an Indemnified Party shall be entitled under this Article 5 shall be determined (1) by the written agreement between the Indemnified Party and the Indemnifying Party, (2) in accordance with Section 8.05 or (3) by any other means to which the Indemnified Party and the Indemnifying Party shall agree.

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Section 5.04 Limitations on Liability.

(a) Neither Party nor any of its respective Affiliates shall be liable to the other Party or any of its Affiliates for any consequential, special, incidental or indirect damages, lost profits, diminution in value, exemplary or punitive damages arising from or in connection with providing or failing to provide a Service, whether such claim is based on contract, tort or warranty (including negligence or strict liability) or otherwise, even if an authorized Representative of such Party is advised of the possibility or likelihood of the same, provided that, for clarity, any such damages arising from or in connection with the indemnification obligations set forth in Section 5.01 or Section 5.02 with respect to Third Party Claims shall be considered direct damages.

(b) Except for any damages arising from or in connection with Seller’s reckless or willful misconduct or fraud or breach of Article 4 (Confidentiality), including Exhibit B, the maximum amount for which Seller shall be liable for claims made by Purchaser for Damages with respect to this Agreement (including under Section 5.02), the Services or the transactions contemplated by this Agreement shall not exceed the aggregate amount of Services Fees paid prior to such claim by Purchaser to Seller hereunder (the “Cap”).

ARTICLE 6

TERM AND TERMINATION

Section 6.01 Term.

(a) This Agreement shall commence on the Effective Date and shall continue in full force and effect until the earlier of (a) the date on which this Agreement is terminated in accordance with this Article 6, (b) the expiration of the last Service Period during which Seller is obligated to provide any Service to Purchaser pursuant to this Agreement, and (c) June 30, 2026 (or, if Seller agrees in writing to continue to provide any Service after such date, the last date through which Seller has agreed to provide any Service) (such period, the “Transition Period”). Notwithstanding the foregoing and subject to Section 6.01(b): (a) the Service Period for the PRMS Services shall expire on December 31, 2025; and (b) the Service Period for all other Services shall expire as specified in Schedule 1.

(b) For any Service except PRMS Services, upon notice from Purchaser to Seller at least sixty (60) days prior to the expiration of the Service Period for the applicable Service (an “Extension Notice”), Purchaser shall have the right to request an extension of such Service Period for up to three (3) additional months; provided that if an Extension Notice relates to a Service that is interdependent with other Services, Purchaser must also extend such interdependent Services, to the extent necessary. Upon receipt of such notice from Purchaser to Seller, Seller shall create and deliver a quote to Purchaser for the estimated amount of Services Fees and estimated Out-of-Pocket Costs for the extended Service; provided that the estimated amount of Service Fees shall not exceed [***] of the past Services Fees for the Service. Thereafter, the Parties will negotiate in good faith the terms of the requested Service Period extension. For the avoidance of doubt, no Service will be extended without the mutual consent of the Parties, such consent not to be unreasonably withheld, conditioned or delayed. If the extension of a Service Period would cause such Service Period to continue after the end of the Transition Period, the Transition Period shall automatically be extended until the end of such Service Period (as extended).

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(c) With respect to the PRMS Services, upon notice from Purchaser to Seller no later than June 30, 2025, Purchaser shall have the right to extend the Service Period for the PRMS Services for up to six (6) additional months solely to ensure the facility that is manufacturing PRMS is in a state of compliance with the BLA for the Vowst Product and readiness for potential regulatory inspection; provided that if any other Service is interdependent with the PRMS Services, Purchaser must also extend such interdependent Services, to the extent necessary pursuant to Section 6.02(c). For the avoidance of doubt, such extension of PRMS Services will not include the manufacture of Additional PRMS Batches.

Section 6.02 Termination.

(a) For Convenience. Subject to Section 6.01 and Section 6.02(c), Purchaser may, at any time prior to the end of the Transition Period, terminate this Agreement in respect of any Service that is not a PRMS Service, in whole or (subject to Section 6.02(c)) in part for convenience, upon forty-five (45) days prior written notice to Seller and subject to Purchaser’s obligation to pay Early Termination Charges (if any), as provided for under Section 6.04(a). Subject to Purchaser’s obligations with respect to the Minimum Requirement as set forth in Section 1.08(e), Purchaser may terminate the PRMS Services only with Seller’s consent, such consent not to be unreasonably withheld, conditioned or delayed; provided that (i) Purchaser shall not terminate the PRMS Services prior to the delivery of the Minimum Requirement of PRMS batches and, if requested by Purchaser pursuant to Section 1.08(c), the Additional PRMS Batches prior to the delivery of such PRMS batches, and (ii) Purchaser shall provide three (3) months’ prior written notice of the termination of PRMS Services to Seller, and Purchaser shall pay to Seller the monthly fixed costs for PRMS Services for the next three (3) months after delivering such notice.

(b) For Cause. Either Party may terminate this Agreement or a Service immediately upon written notice in the event of any material breach by the other Party of any of the other Party’s obligations under this Agreement that has not been cured within thirty (30) days following receipt by the other Party of written notice of such breach; provided, however, that a fifteen (15) Business Day cure period (rather than a thirty (30) day period) shall apply to any breach of a payment obligation of Purchaser hereunder that is not being disputed in good faith.

(c) Interdependent Services. In the event that Purchaser desires to terminate this Agreement in respect of a Service, then to the extent that (i) Seller’s ability to provide (or cause to be provided) a Service is dependent on the continuation by Purchaser of another Service (including continuation of access to the facility), to the extent either expressly provided in Schedule 1 by way of reference to bundling of related Services, or such interdependence is reasonably likely given the nature of the Service to be terminated, as reasonably substantiated by Seller, then Purchaser shall not be entitled to terminate or reduce part of the scope or amount of, any such Service unless, concurrently therewith, Purchaser also terminates or reduces all such other interdependent Services or Purchaser agrees in writing to pay the cost for all such interdependent Services (including the Service that Purchaser seeks to terminate), and (ii) Seller informs Purchaser that Seller’s actual cost of providing any other Service would be increased by such termination or reduction, then Purchaser shall not be entitled to terminate or reduce part of the scope or amount of, any such Services unless, concurrently therewith, Purchaser agrees to such increased costs and expenses for such other Services.

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(d) Termination by Insolvency. This Agreement shall terminate upon not less than thirty (30) days’ prior written notice by a Party, if the other Party (i) files, or has filed against it, a petition for voluntary or involuntary bankruptcy or pursuant to any other insolvency Law; (ii) makes or seeks to make a general assignment for the benefit of its creditors or applies for or consents to the appointment of a trustee, receiver or custodian for it or a substantial part of its property; (iii) admits in writing its inability to pay its debts generally as they become due; or (iv) has issued or levied against its property any judgment, writ, warrant of attachment or execution or similar process that represents a substantial portion of its property.

Section 6.03 Purchaser’s Step-in Rights. In the event of Seller’s failure to deliver a quantity of PRMS in accordance with the PRMS Services Quality Standards that is equivalent to at least [***] of the total quantity of PRMS required pursuant to the Demand Plan in a calendar quarter that has not been cured within sixty (60) days following receipt by Seller of written notice of such failure from Purchaser, Purchaser shall be entitled to either (i) negotiate with the landlord of the Sidney Street Facility to enter into a direct lease therefor with respect to the portion of such facility used for the PRMS Services, and Seller shall reasonably assist Purchaser in connection with such negotiations, and/or (ii) cause such PRMS Services to be performed with any reasonable out-of-pocket costs and expenses incurred by Purchaser in connection therewith reimbursed by Seller.

Section 6.04 Effect of Termination or Reduction in Scope or Volume. Upon termination or reduction in scope or volume of any Service pursuant to this Agreement:

(a) In the case of a termination by Purchaser pursuant to Section 6.02(a) or by Seller pursuant to Section 6.02(b) or Section 6.02(d), Purchaser shall pay (or cause its Affiliate to pay) to Seller (or any Affiliate designated by it) all applicable Early Termination Charges, which shall be invoiced and paid as provided in Section 2.03, Section 2.04, Section 2.05 and Section 2.08. “Early Termination Charges” means any and all non-cancelable or incremental and documented out-of-pocket fees or expenses actually incurred and payable to any Subcontractor as a result of any early termination or reduction in scope or volume of a Service (which fees and expenses may include breakage fees, or early termination fees or charges);

(b) the relevant Schedule shall be updated to reflect any terminated or reduced Service;

(c) Seller shall have no further obligation to provide the terminated Service or the portion of the scope or volume that was reduced; and

(d) Purchaser shall have no obligation to pay any future Services Fee or Out-of-Pocket Costs relating to any such Service or the portion of the scope or volume that was terminated or reduced, provided that Purchaser shall remain obligated to Seller for the (i) Services Fees and Out-of-Pocket Costs owed and payable (or, in respect of Out-of-Pocket Costs, incurred) in respect of the terminated Service or reduced portion of the scope or volume provided prior to the effective date of termination or reduction, including Services Fees that are billed in arrears, and (ii) in the

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case of a termination by Purchaser pursuant to Section 6.02(a) or by Seller pursuant to Section 6.02(b) or Section 6.02(d), Early Termination Charges as invoiced by Seller to Purchaser; provided that such termination or reduction in scope or volume of any Service is pursuant to Section 6.02(a).

Section 6.05 Accrued Rights; Surviving Obligations.

(a) Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

(b) Surviving Obligations. Without limiting the foregoing, Article 2, Article 3, Article 4, Article 5, Section 6.04, this Section 6.05, Article 7 (to the extent Seller maintains any Personal Information), Article 8, Exhibit A and Exhibit B (to the extent Seller maintains any Personal Information) shall survive the termination or expiration of this Agreement for any reason.

ARTICLE 7

DATA PRIVACY AND SECURITY

Section 7.01 Data Privacy and Security. Each Party agrees to comply with the Data Protection Addendum set forth in Exhibit B with respect to the provision of Services that involve the processing of Personal Information (as such term is defined in Exhibit B).

ARTICLE 8

MISCELLANEOUS

Section 8.01 Notice.

Unless otherwise specified herein, all notices required or permitted to be given under this Agreement shall be in writing and shall be delivered personally, sent by a nationally recognized overnight courier service, or transmitted by email (receipt verified), and shall be deemed to be effective upon receipt. Any such notices shall be addressed to the receiving Party at such Party’s address or email address set forth below, or at such other address or email address as may from time to time be furnished by similar notice by Seller or Purchaser:

If to Seller:

Seres Therapeutics, Inc.

101 Cambridge Park Drive, Cambridge, MA 02140

Attention: Chief Financial Officer; Chief Legal Officer/General Counsel

Email: [***]; [***]

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With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

Attention: Peter Handrinos; Scott Shean

Email: peter.handrinos@lw.com

   scott.shean@lw.com

If to Purchaser:

Nestlé Enterprises S.A.

55 Avenue Nestlé

1800 Vevey, Switzerland

Attention: Martin Hendrix and Claudio Kuoni

Email:   [***]

       [***]

With a copy (which shall not constitute notice) to:

Mayer Brown LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: David A. Carpenter

Email:   dacarpenter@mayerbrown.com

Section 8.02 Entire Agreement; Modification. This Agreement (including all Schedules, hereto), together with the other documents referred to herein, including the Purchase Agreement and the Cross-License Agreement contain the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all previous agreements, negotiations, commitments and writings between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between this Agreement and any Schedules hereto or any certificate delivered in connection herewith, the terms of this Agreement shall govern. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

Section 8.03 Severability. If any provision of this Agreement, or any other document delivered under this Agreement is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction, unless the effect of rendering such provision ineffective would be to substantially deviate from the expectations and intent of the Parties in entering into this Agreement. In the event any provisions of this Agreement, shall be held to be invalid, illegal or unenforceable, the Parties shall use reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.

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Section 8.04 No Waiver; Cumulative Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no failure or delay on the part of a Party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the Party giving such waiver. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable Law except as expressly set forth herein.

Section 8.05 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any laws, rules or provisions of the State of Delaware that would cause the application of the laws rules or provisions of any jurisdiction other than the State of Delaware. Each of the Parties hereto further agrees to waive and hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now have or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such action in any such court.

Section 8.06 Jurisdiction, Services and Venue. Each Party agrees: (a) to submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept or does not have jurisdiction over a particular matter, any federal or other state court sitting in New Castle County within the State of Delaware) (the “Specified Courts”) for any Actions arising out of or relating to this Agreement; (b) to commence any Action arising out of or relating to this Agreement only in the Specified Courts; (c) that service of any process, summons, notice, or document by U.S. registered mail to the address of such Party set forth in Section 8.01 will be effective service of process for any Action brought against such Party in any of the Specified Courts (provided that, in the case of Purchaser, service of process must be delivered to the registered agent in Delaware of Nestlé USA, Inc.); (d) to waive any objection to the laying of venue of any Action arising out of or relating to this Agreement in the Specified Courts; and (e) to waive and not to plead or claim that any such Action brought in any of the Specified Courts has been brought in an inconvenient forum; provided, however, that such submission to the jurisdiction of the Specified Courts is solely for the purpose referred to in this Section 8.06 and shall not be deemed to be a general submission to the jurisdiction of such courts or any other courts other than for such purpose.

Section 8.07 WAIVER OF TRIAL BY JURY. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF THE OTHER PARTY HAS REPRESENTED,

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EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.07.

Section 8.08 Counterparts. This Agreement and any amendment or supplement hereto may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement shall become binding when any number of counterparts, individually or taken together, shall bear the signatures of both Parties. This Agreement may be executed and delivered by facsimile or any other electronic means, including “.pdf” or “.tiff” files, and any facsimile or electronic signature shall constitute an original for all purposes.

Section 8.09 Assignments. Neither Party shall be permitted to assign this Agreement or any of its rights or obligations under this Agreement, directly or by operation of law or otherwise, without Seller’s (in the case of Purchaser) or Purchaser’s (in the case of Seller) express, prior written consent, except that each Party may assign this Agreement or any of its rights hereunder, in whole or in part, to one (1) or more Affiliates or an acquirer of all or substantially all of the business or assets of such Party through a sale, merger, consolidation, reorganization or similar transaction without the other Party’s consent; provided that no such assignment shall relieve such Party of any of its obligations under this Agreement, such assignment shall only be valid for so long as such entity remains an Affiliate and any new or increased obligations for Taxes under Section 2.07 arising as a result of such assignment shall be borne by the assigning Party or its Affiliate (including any gross-up necessary to put the other Party in the same position it would have been in had no such assignment been made). Any such purported assignment or sublicense in violation of this Agreement shall be null and void ab initio.

Section 8.10 Force Majeure. Except for the obligation to pay monies due and owing and each Party’s confidentiality obligations under Article 4, neither Party shall be liable for any failure to perform or any delays in performance, and no such Party shall be deemed to be in breach or default of its obligations set forth in this Agreement, if, to the extent and for so long as, such failure or delay is due to any causes that are beyond its reasonable control and without its fault or negligence, including actions of or interference by Governmental Entity; acts of God (including flood, fire, earthquake); disease, epidemic, pandemic, other public health crisis and the responses of Governmental Entity in response thereto; acts of terrorism; labor disturbance; wars (whether or not declared), acts; riots or other civil disturbances; power failure or other similar causes (“Force Majeure Event”). In the event of a Force Majeure Event, the Party prevented from or delayed in performing shall promptly give notice to the other Party and shall use commercially reasonable efforts to avoid or minimize the delay. In the event that the delay continues for a period of at least thirty (30) days, the Party affected by the other Party’s delay may elect to suspend performance and extend the time for performance for the duration of the Force Majeure Event.

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Section 8.11 Prevailing Party Attorneys’ Fees. In the event of any Action between the Parties or their Affiliates arising as a result of a breach of this Agreement or the failure to perform hereunder, or the breach or inaccuracy of any representation or warranty contained in this Agreement, the prevailing Party in such Action shall be entitled to collect the costs and expenses of bringing or defending such Action, including reasonable attorneys’ fees, court costs and other out-of-pocket fees and expenses reasonably incurred by the prevailing Party, from the non-prevailing Party.

Section 8.12 Reservation of Rights; No Implied Licenses. All rights in or to Intellectual Property not expressly assigned, licensed, covenanted or otherwise conveyed to Purchaser or one (1) of its Affiliates under this Agreement, the Purchase Agreement or the Cross-License Agreement are reserved by Seller and its Affiliates. Nothing contained in this Agreement shall be construed as conferring any rights, by implication, estoppel or otherwise, under any Intellectual Property, other than the rights expressly granted under this Agreement, the Purchase Agreement or the Cross-License Agreement.

Section 8.13 No Third Party Beneficiaries. Except as otherwise expressly provided in Section 5.01 or Section 5.02, this Agreement is for the sole benefit of the Parties and their permitted assigns and nothing herein, express or implied, shall give or be construed to give to any Person, other than the Parties and such permitted assigns, any legal or equitable rights hereunder.

Section 8.14 Relationship of the PartiesSection 8.15 . The relationship between the Parties is solely that of vendor and vendee and they are independent contracting parties. Neither Party is the agent, representative or partner of the other and neither Party has any authority or power to bind or contract in the name of or to create any liability against the other in any way or for any purpose pursuant to this Agreement. Nothing contained in this Agreement shall be construed to give either Party the power to direct and control the day-to-day activities of the other, constitute the Parties as partners, joint venturers, principal and agent, employer and employee, co-owners, or otherwise as participants in a joint undertaking, or allow either Party to create or assume any obligation on behalf of the other Party for any purpose.

Section 8.16 Further Assurances. Subject to the terms and conditions of this Agreement, at any time or from time to time after the execution of this Agreement, each of the Parties, at its own expense, shall execute and deliver such instruments of transfer, provide such materials and information and take such other actions as may reasonably be necessary, proper or advisable, to the extent permitted by Law, to fulfill its obligations under this Agreement.

Section 8.17 Conflicts; Privilege. Recognizing that Latham & Watkins LLP has acted as legal counsel to Seller and its Affiliates, and that Latham & Watkins LLP intends to act as legal counsel to Seller and its Affiliates after the Closing, Purchaser hereby waives, on its own behalf and agrees to cause its Affiliates to waive, any conflicts that may arise in connection with Latham & Watkins LLP representing Seller and its Affiliates prior to the Closing or after the Closing as such representation may relate to Seller and its Affiliates or the transactions contemplated hereby. In addition, all communications involving attorney-client confidences between Seller and its Affiliates prior to the Closing, on the one hand, and Latham & Watkins LLP, on the other hand, in

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the course of the negotiation, documentation and consummation of the transactions contemplated hereby shall be deemed to be attorney-client confidences that belong solely to Seller and its Affiliates. Accordingly, Purchaser and its Affiliates shall not control the privilege with respect to any such communications or their access to the files of Latham & Watkins LLP relating to such engagement from and after the Closing.

Section 8.18 Anti-Bribery and Corruption. The Parties shall (a) comply with all applicable laws, statutes, regulations, relating to anti-bribery and anti-corruption (“Relevant Requirements”) and (b) have and maintain in place throughout the term of this Agreement its own policies and procedures to ensure compliance with the Relevant Requirements and enforce them where appropriate.

Section 8.19 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits and Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine, or neuter gender or the singular or plural form of words in this Agreement shall not limit any provision of this Agreement. The meaning assigned to each term defined in this Agreement shall be equally applicable to both the singular and the plural forms of such term. The use of “including” or “include” will in all cases mean “including, without limitation” or “include, without limitation,” respectively. The use of “or” is not intended to be exclusive unless expressly indicated otherwise. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable Contract, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any Contract (including this Agreement), document, or instrument shall mean such Contract, document, or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement. Reference to any statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Underlined references to Articles, Sections, clauses, or Schedules shall refer to those portions of this Agreement. The use of the terms “hereunder,” “hereof,” “hereto,” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph, or clause of, or Schedule to, this Agreement. All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement, unless otherwise defined in such certificate or other document. References to “$” or “dollars” are references to United States dollars.

[Signature page follows]

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IN WITNESS WHEREOF, each Party has duly executed this Agreement as of the Effective Date.

SERES THERAPEUTICS, INC.

By:	/s/ Eric D. Shaff
Name:	Eric D. Shaff
Title:	President and Chief Executive Officer

NESTLÉ ENTERPRISES S.A.

By:	/s/ Claudio Kuoni
Name:	Claudio Kuoni
Title:	Vice President

[Transition Services Agreement – Signature Page]

Exhibit A

Definitions

“Acceptable Use Policy” has the meaning set forth in Section 4.05(a).

“Accounts Payable Services” shall mean Seller’s payment of any amounts to Third Parties pursuant to any invoices received by Seller, including but not limited to any portion of a Shared Contract, or Delayed Assignment Contracts that is attributable to Purchaser in connection with Seller performing Fin.02 Service listed on Schedule 1.

“Additional PRMS Batches” has the meaning set forth in Section 1.08(c).

“Additional Service” has the meaning set forth in Section 1.01(c).

“Background IP” has the meaning set forth in Section 3.02.

“Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30, and December 31; provided, that (a) the first Calendar Quarter of the Transition Period shall extend from the Effective Date to the end of the first complete such three (3)-month period thereafter and (b) the final Calendar Quarter of the Transition Period shall end on the last day of the Transition Period.

“Change” has the meaning set forth in Section 1.01(d).

“Change Request” has the meaning set forth in Section 1.01(d).

“Claim” has the meaning set forth in Section 5.03(a).

“Confidential Information” has the meaning set forth in Section 4.01.

“Demand Plan” shall mean the demand plan set forth in Schedule 1 setting forth Purchaser’s forecast for the supply of PRMS by or on behalf of Seller.

“Disclosing Party” has the meaning set forth in Section 4.01.

“Dispute” has the meaning set forth in Section 1.05(c).

“Early Termination Charges” has the meaning set forth in Section 6.04(a).

“Extension Notice” has the meaning set forth in Section 6.01(b).

“Firm Order” has the meaning set forth in Section 1.08(b).

“Force Majeure Event” has the meaning set forth in Section 8.10.

“FTE” means a commitment of time and effort to constitute a full-time equivalent person, consisting of 1880 hours per year (i.e., one fully committed person or multiple partially committed persons aggregating to one (1) full time person) with appropriate or relevant capabilities and seniority employed by Seller or its Affiliates assigned to directly perform specified activities with respect to the Services, pursuant to this Agreement.

“FTE Costs” means (a) for the Services listed on Schedule 1, the fixed labor costs as set forth in Schedule 1; or (2) for all other services added to this Agreement after the Effective Date (including but not limited to Omitted Services), Sellers’ actual labor costs for providing such services, including base salary, bonus target, fringe benefits, employer taxes and other costs but excluding equity and equity-based compensation expense. For clarity, FTE Costs do not include items included in the determination of the Out-of-Pocket Costs.

“Indemnified Party” shall mean a Party entitled to be indemnified under Article 5.

“Indemnifying Party” has the meaning set forth in Section 5.03(a).

“Indirect Taxes” has the meaning set forth in Section 2.07(a).

“Know-How” shall mean data, results, information, processes, methods, techniques, test results, assays, materials, products, reports, deliverables, work product, technologies, compounds, or other know-how, whether or not patentable.

“Omitted Service” has the meaning set forth in Section 1.01(b).

“Order” has the meaning set forth in Section 1.08(b).

“Out-of-Pocket Costs” shall mean amounts actually paid to Third Party vendors, consultants, suppliers or contractors, for services or materials, as applicable, provided by each such Third Party and other amounts actually paid to Third Parties that are, in each case, directly related to the performance of the Services or any other activities specified under this Agreement in accordance with the terms hereof, as applicable. For clarity, Out-of-Pocket Costs do not include (a) payments for Seller’s internal salaries or benefits for its employees, general office or facility supplies, insurance, general information technology, utilities, or capital expenditures, or (b) FTE Costs.

“Personal Information” has the meaning set forth in Exhibit B.

“Personnel” shall mean, with respect to a Party, such Party’s and its Affiliates’ employees, Subcontractors and agents, and the employees and agents of such Party’s Subcontractors, in each case, that are performing any of such Party’s obligations under this Agreement.

“PRMS” means preserved raw material suspension.

“PRMS Services” shall mean services to prepare the PRMS for use in manufacturing the drug substance and drug product for VOWST Product, as set forth in Schedule 1.

“PRMS Services Quality Standards” shall mean the PRMS Services quality requirements which are set forth in the Quality Agreement.

“PRMS Technology Transfer Plan” has the meaning set forth in Section 1.09.

“Project Manager” has the meaning set forth in Section 1.05(b).

“Purchaser Indemnified Parties” has the meaning set forth in Section 5.02.

“Purchaser Owned Items” has the meaning set forth in Section 3.03.

“Quality Agreement” shall mean the Quality Agreement, by and between Seller and Aimmune Therapeutics, Inc. (on behalf of Purchaser), dated March 14, 2023, as may be amended from time to time, which shall be amended and restated to include the PRMS Services Quality Standards.

“Raw Materials” shall mean all raw materials and consumables included in PRMS Services other than SRM.

“Receiving Party” has the meaning set forth in Section 4.01.

“Relevant Requirements” has the meaning set forth in Section 8.18.

“Required Consent” has the meaning set forth in Section 1.07(a).

“Schedule” shall mean schedules attached hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

“Seller Indemnified Parties” has the meaning set forth in Section 5.01.

“Senior Officers” has the meaning set forth in Section 1.05(b).

“Separation Plan” has the meaning set forth in Section 1.12.

“Service Modification” has the meaning set forth in Section 1.01(c).

“Service Period” has the meaning set forth in Section 1.02.

“Services” has the meaning set forth in Section 1.01(a).

“Services Inventions” has the meaning set forth in Section 3.03.

“Services Standard” has the meaning set forth in Section 1.04(a).

“Sidney Street Facility” shall mean a manufacturing facility leased by Seller immediately prior to the Effective Date that is located at 200 Sidney Street, Cambridge, MA 02139, which is comprised of the Exclusive Use Areas and the Common Use Areas.

“Specified Courts” has the meaning set forth in Section 8.06.

“SRM” shall mean donated material (or starting raw material) which has been released for further manufacturing by the Purchaser’s quality team.

“Subcontractor” shall mean a Third Party service provider, contractor or consultant engaged to perform Seller’s obligations under this Agreement.

“Systems” has the meaning set forth in Section 4.05(a).

“Third Party Claim” has the meaning set forth in Section 5.03(a).

“Transition Period” has the meaning set forth in Section 6.01.

“TSA Steering Committee” has the meaning set forth in Section 1.05(b).

“VOWST Business” shall mean the development, manufacturing, commercialization, use, marketing, sale, distribution and other exploitation of the VOWST Product as of the Effective Date, excluding, for clarity, any billing, order entry, fulfillment, accounting, collections or other corporate centralized function.

“VOWST Product” shall mean the product as marketed pursuant to the BLA 125757.

Exhibit B

Data Protection Addendum

This Data Protection Addendum (“Addendum”) is entered into by and between Purchaser and Seller. This Addendum forms part of the Agreement. Except as modified below, the terms of the Agreement shall remain in full force and effect to the extent they are not inconsistent with this Addendum. The terms of the Addendum shall otherwise supersede any such inconsistent terms under the Agreement. In consideration of the mutual obligations set out herein, the Parties hereby agree that the terms and conditions set out below shall be added as an Addendum to the Agreement.

1. Definitions. In this Addendum, the following terms shall have the meanings set out below and similar terms shall be construed accordingly: (A) “Applicable Data Protection Laws” means all applicable data privacy and security laws, legislation, and regulations, each as updated or replaced from time to time. (B) “Personal Information” means any information that Seller processes on behalf of Purchaser to provide the Services that identifies, or could reasonably identify, an identified or identifiable individual, including “personal information,” “personally identifiable information,” “personal data” or other like terms as defined under Applicable Data Protection Laws. (C) “Data Breach” means a breach of security leading to the accidental or unlawful destruction, loss, or unauthorized disclosure of, or access to, Personal Information transmitted, stored or otherwise processed, and also includes like terms as defined under Applicable Data Protection Laws. (D) “Data Subject” means a natural person or consumer whose Personal Information is processed by Seller in connection with the Services and who receives rights and protections under Applicable Data Protection Laws. All other terms used in this Addendum and not defined herein have the respective meanings ascribed to such terms and related terms under Applicable Data Protection Laws.

2. Instructions and Details of Processing. With regard to the processing of Purchaser’s Personal Information by Seller, Purchaser shall be the business, organization or controller and Seller shall be the service provider, contractor, or processor of the Personal Information acting on behalf of the business, organization or controller, as those terms and like terms are defined under Applicable Data Protection Laws. Seller shall process Purchaser’s Personal Information only at Purchaser’s instruction and for the limited and specified purposes set forth in the Agreement and in Appendix A of this Addendum (“Data Services”). The details of the processing covered by this Addendum can be found in Appendix A.

3. Compliance with Applicable Data Protection Laws. The Parties shall comply with all Applicable Data Protection Laws under the Agreement and this Addendum. Seller shall promptly notify Purchaser after it makes a determination that it can no longer meet its obligations under Applicable Data Protection Laws and this Addendum. Purchaser may take reasonable and appropriate steps to ensure Seller uses Purchaser’s Personal Information in a manner consistent with Purchaser’s obligations under Applicable Data Protection Laws. Purchaser may take reasonable and appropriate steps, upon reasonable notice, to stop and remediate Seller’s unauthorized use of Purchaser’s Personal Information.

4. Duty of Confidentiality. Seller shall ensure that persons authorized to process Purchaser’s Personal Information are subject to an appropriate duty of confidentiality.

5. Security of Processing and Notification of Data Breach. Seller shall use, implement, and maintain commercially reasonable safeguards to protect Purchaser’s Personal Information, including those required by Applicable Data Protection Laws. Seller shall investigate (with Purchaser’s participation if so desired by Purchaser) all potential Data Breaches involving Purchaser’s Personal Information and provide, within seventy-two (72) hours, a detailed description of the event to Purchaser in writing, together with a list of all corrective or protective measures that have been taken or that will be taken by Seller. Seller shall promptly provide Purchaser with updated and additional information as it continues its investigation or as otherwise becomes available. Seller shall, subject to Purchaser’s reasonable request, engage and involve external forensic firms in the investigation of a Data Breach impacting Purchaser’s Personal Information processed by Seller and provide Purchaser with the results of such an investigation into the incident. Notwithstanding the foregoing, unless required by law, in no event shall Seller be required to give Purchaser access to any information or systems to the extent doing so would cause Seller to be in violation of confidentiality obligations owed to other customers or its legal obligations.

Upon written request, Seller shall also provide commercially reasonable assistance to Purchaser to meet Purchaser’s obligations under Applicable Data Protection Laws in relation to the Data Breach.

Unless required by Applicable Data Protection Laws, Seller shall not inform any third party of any Data Breach without first obtaining Purchaser’s prior written consent. Purchaser shall have the sole right to determine (A) whether and how notice of a Data Breach is to be provided to any Data Subjects, supervisory and regulatory authorities, law enforcement agencies, consumer reporting agencies, or others as may be required by Applicable Data Protection Laws or in Purchaser’s discretion, and (B) the contents of such notice.

To the extent any Data Breach involving Purchaser’s Personal Information arises out of a breach by Seller of its obligations under the Agreement, in addition to any other damages for which Seller may be liable for under the Agreement, Seller shall be responsible and for the following costs incurred by the Purchaser to the extent reasonable and required to respond to such Data Breach, to the extent applicable: (A) the reasonable cost of providing notice to affected individuals; (B) the reasonable cost of providing notice to government agencies, credit bureaus, authorities, other required entities and/or other affected third parties; (C) the reasonable cost of providing affected individuals with credit monitoring services for the minimum time period required by Applicable Data Protection Laws; (D) call center support for such affected individuals for a specific period not to exceed ninety (90) days to the extent required by Applicable Data Protection Laws; (E) the cost of any other measures required under Applicable Data Protection Laws; and (F) reasonable costs related to compliance with audits that are required under Applicable Data Protection Laws.

6. Monitoring Compliance. Upon reasonable written request of Purchaser, Seller shall make available to Purchaser all information necessary to demonstrate compliance with the Addendum and Applicable Data Protection Laws.

7. Seller Assistance to Purchaser. Seller shall promptly provide assistance reasonably requested by Purchaser in writing to enable Purchaser to comply with its obligations under Applicable Data Protection Laws, including in relation to Data Subject requests, data protection impact assessments, and responding to any regulator or state attorneys’ general request, investigation, or legal action. Purchaser shall inform Seller in writing of any Data Subject requests made pursuant to Applicable Data Protection Laws that Seller must comply with, and provide the information necessary for Seller to comply with the Data Subject requests, where required by Applicable Data Protection Laws. Seller’s assistance shall not be unreasonably withheld.

8. Use of Data Services Subcontractors. Seller shall provide prior written notice to Purchaser of the intention to engage with any third party for Data Services that include direct or indirect access to, storage or processing of, or other contact with Purchaser’s Personal Information (each, a “Data Service Subcontractor”). Such notice must (i) identify the Data Service Subcontractor, and (ii) the Data Services for which the Data Service Subcontractor is proposed to be engaged. Purchaser will be deemed to have consented to the engagement of any Data Service Subcontractor unless Purchaser has notified Seller in writing of any reasonable objection to the engagement within ten (10) business days of receipt of notice of such proposed engagement. If Purchaser provides a reasonable objection to the engagement of any Data Service Subcontractor, the Parties agree to negotiate in good faith a mutually agreeable resolution, including engagement of an alternate Data Service Subcontractor to provide such Data Services. Seller shall ensure that each of its Data Service Subcontractors are bound by contractual obligations with respect to Personal Information that are substantially the same as, or no less than, those contained in this Addendum, including ensuring that such agreements comply with Applicable Data Protection Laws. Seller is responsible for the performance of the Data Service Subcontractor’s obligations in compliance with the terms of this Addendum and Applicable Data Protection Laws.

9. Restrictions on Processing of Personal Information. Seller is subject to all restrictions on processing of Personal Information as applicable to service providers, contractors and processors under Applicable Data Protection Laws. Seller is prohibited from selling or sharing Purchaser’s Personal Information. Seller is prohibited from retaining, using, or disclosing Purchaser’s Personal Information: (A) for any purpose other than for the Data Services, as permitted by the Agreement, or as otherwise expressly permitted by Applicable Data Protection Laws; (B) for any commercial purpose other than the Data Services or as otherwise expressly permitted by the Agreement or Applicable Data Protection Laws; and (C) outside of the direct business relationship between Seller and Purchaser, unless expressly permitted by Applicable Data Protection Laws. Seller is prohibited from combining or updating the Personal Information that it collected under the Agreement and this Addendum with Personal Information that it received from another source or collected from its own interaction with the Data Subject, unless expressly permitted under Applicable Data Protection Laws.

10. Return or Delete Personal Information. At the Purchaser’s written direction, Seller shall delete or return all Personal Information to Purchaser after the end of the provision of Data Services under the Agreement, and delete existing copies unless retention of the Personal Information is required by applicable law. If Seller is unable to delete or return Purchaser’s Personal Information, Seller shall inform Purchaser of that obligation and comply with the requirements of Applicable Data Protection Laws until the Personal Information is securely deleted or returned to Purchaser.

11. Cross-Border Data Transfers. If required by Applicable Data Protection Laws, the Parties may negotiate in good faith to enter into further agreements necessary for cross-border transfer of Personal Information, including, but not limited to, relevant modules of approved model clauses for cross-border data transfers. This Addendum and Appendix A shall be used to complete such further agreements where such details are required by Applicable Data Protection Laws.

APPENDIX A

Categories of Data Subjects whose Personal Information is processed

The Data Subjects whose Personal Information Purchaser discloses or makes available to Seller, which may be specified in the Agreement, supplemental documents and other written communications during the course of the Agreement. This includes Purchaser’s employees/contractors, business partners, suppliers/vendors, and donors.

Categories of Personal Information processed

Purchaser may disclose categories of Personal Information to Seller as necessary to receive the Services under the Agreement, which may be specified in the Agreement, supplemental documents and other written communications during the course of the Agreement. This includes professional/employment related information, contact information/other identifiers, and clinical trial information.

Nature and purpose(s) of the processing

The nature and purpose of processing is for Purchaser to receive the Services from Seller under the Agreement.

Duration of the processing

The processing will continue until the duration of the Agreement and/or until Seller is in possession of Purchaser’s Personal Information under the Agreement.

Business purpose(s) of the processing

Seller will process the Personal Information for the following business purposes:

•	Helping to ensure security and integrity to the extent the use of the Personal Information processed in this Agreement is reasonably necessary and proportionate for these purposes.

•	Debugging to identify and repair errors that impair existing intended functionality.

•	Performing services on behalf of Purchaser, as listed in Schedule 1 and otherwise described in this Agreement.

•	Undertaking internal research for technological development and demonstration.

Undertaking activities to verify or maintain the quality or safety of a service or device that is owned, manufactured, manufactured for, or controlled by Purchaser, and to improve, upgrade, or enhance the service or device that is owned, manufactured, manufactured for, or controlled by Purchaser.

SCHEDULE 1

Services, Service Periods and Services Fees

Transition Service Agreement—Schedule of Services Kintsugi—Transition Service Agreement (TSA) Service Schedule

Transition Service Agreement—Schedule of Services Table Of Contents Finance & Tax 3 Information Technology 12 Human Resources 23 PRMS 29 Operations 35 Quality 38 Donor Program 42 Regulatory 45 Clinical 47 PV 49 Appendix A (Business Application List) 50 Appendix B (QAV/CSV Project List – Including Donor) 53 Appendix C (Optional Projects) 54

Transition Service Agreement - Schedule of Services

Finance & Tax

Service Owner[1]	**Nestlé Health Science** • **Fin.01, Fin.04, Fin.05, Fin.07: [***]** • **Fin.02, Fin.03, Fin.08: [***]** • **Fin.06: [***]** **Seres** • **Fin.01, Fin.03, Fin.06: [***]** • **Fin.02, Fin.08: [***]** • **Fin.04: [***]** • **Fin.05, Fin.07: [***]**
Service Fees (Monthly)	**Service Fees applicable to all TSA services described below Fin.01-Fin.08:** • **FTE Count: [***]** • **Fixed FTE Cost: [***]** • **Fixed Non-Labor Cost: [***]**

Finance Transition Service

ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
Fin.01	Finance: General Accounting, Fixed Asset Accounting, Project Accounting	Seller will provide General Accounting support including: • Maintain existing chart of accounts in Oracle • Provide access to Oracle source and historical data for 2022 through present • Period-end Close (PEC) general accounting ad hoc support in the review of account reconciliations and review of GL journal entries related to VOWST PDQS General Accounting prepared by Nestlé	IT.02 IT: Financial and Operations Systems Maintenance HR.01 HR: Payroll-Payroll Processing/Compliance/Time Management	N/A	[***]	March 31, 2025

[1] Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party.

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Transition Service Agreement—Schedule of Services Finance Transition Service Estimated Duration Pass Allowable ID Name Description of Service Dependencies Through Expense? Cost (Monthly) • Prepare and provide details for all VOWST-related accruals (AP subledger and GL), including Genibet monthly Seller will support the following processes consistent with current Seres business practices: • Register invoices and provide support to the business for proper coding of such invoices • Pay invoices according to purchase order terms and policies and help resolve discrepancies as necessary • Generate and distribute checks or initiate wire transfers, as approved by the Purchaser Fin.08 • Provide invoices for review and payment Procurement, Finance: Accounts weekly (or frequency that parties agree to IT.02 IT: Financial March 31, Fin.02 N/A [***] Payable based on volume) and Operations 2025 • Maintain vendor master file with applicable Systems current data Maintenance • Review and verify invoice, invoice documentation, and invoice approvals of invoices that don’t have an existing purchase order and have therefore not been received against a PO for completeness and accuracy • Seller shall provide a monthly accounting of all payments made on behalf of the Purchaser 4

Transition Service Agreement - Schedule of Services

Finance Transition Service						
ID	**Name**	**Description of Service**	**Dependencies**	**Estimated Pass Through Cost (Monthly)**	**Allowable Expense?**	**Duration**
		• File required Tax and governmental reports for 2024 related to the invoices/payments paid by the Seller (including US 1099 reporting, escheatment, etc.) • At 3/31/2025, Seres to provide FY24 and Q1 2025 historical PO, GR, invoice and payment data for potential vendor dispute management Hypercare period to discuss open PO report and open PO status after the Procurement cutover in Fin.08				
Fin.03	Finance: Audit Support	Seller will support the following processes upon request by the Purchaser: • Informative responses to audit questions and supporting documentation in response to audit data requests as part of the Nestlé 2024 annual audit	IT.02 IT: Financial and Operations Systems Maintenance	N/A	[***]	March 31, 2025
Fin.04	Finance: FP&A	Provide FP&A knowledge transfer support to include: • VOWST related FY 24 annual budget / forecast drivers, mechanics, factors, and assumptions	N/A	N/A	[***]	March 31, 2025
Fin.05	Finance: Inventory Accounting & Costing (Non-PRMS)	Seller will provide the following (consistent with Seller's current practices):	IT.01 IT: Donor and Lab Systems Maintenance,	N/A	[***]	March 31, 2025

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Transition Service Agreement - Schedule of Services

Finance Transition Service						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
		• Support services for Inventory accounting and reconciliations • Provide Oracle GLTD detail of VOWST related transactions with appropriate granularity to enable monthly product costing calculations • Oracle costing module process steps to populate transactions • Inform Nestlé of any issues or changes in Oracle with documentation • Performs regular costing process steps to updated Oracle flow and provide monthly output reports to Nestlé • Performs month end closing activities and provide Oracle reports to Nestlé • Maintains Oracle periods in costing module and provide Oracle reports to Nestlé • Be able to trouble shoot errors in costing module • Perform periodic cycle counts and send count sheets and results to Nestlé • Perform year-end physical inventory report (at sites under the control of the Seller) and send count sheets and results to Nestlé • Run Seres Lot and On-hand report at the end of the last workday of the month • Review journal entries prior to	IT.02 IT: Financial and Operations Systems Maintenance, HR.01 HR: Payroll-Payroll Processing/Compliance/Time Management, Ops.02 Storage and Warehousing / Logistics			

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Transition Service Agreement—Schedule of Services Finance Transition Service Estimated Duration Pass Allowable ID Name Description of Service Dependencies Through Expense? Cost (Monthly) approval/posting • Assist with review of activity in monthly inventory balance sheet accounts • Provide Oracle GLTD data of invoices processed during the quarter • Assist with preparation of quarterly Facilities schedule including all facilities- related invoices processed by Seres on Nestlé’s behalf

Transition Service Agreement - Schedule of Services

Finance Transition Service						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
Fin.06	Finance: Tax	Seller will support the following processes: • Provide supporting documentation in response to 2024 US tax provision or US tax return requirements. • Historical filings information up through date of transfer, as available • Seller to collaborate, as necessary, with Genlbet and Purchaser to continue the current set-up from a customs/VAT/transportation perspective immediately following closing. **Property Tax** • Provide supporting documentation on an as-needed basis to support annual property tax filing requirements for calendar 2024 filings. This includes the acquisition date and original cost of fixed assets • Provide 2024 year-end inventory balances by location for inventory in Seres-managed systems Provide monthly (through March 2025) inventory balances by location for inventory in Seres managed systems upon request only.		N/A	[***]	To extend through January 1, 2026
Fin.07	Finance: Inventory Accounting & Costing (PRMS)	Seller will provide the following (consistent with Seller's current practices): • Support services for PRMS Inventory accounting (including estimates if actuals are	IT.01 IT: Donor and Lab Systems Maintenance, IT.02 IT: Financial	N/A	[***]	December 31, 2025

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Transition Service Agreement - Schedule of Services

Finance Transition Service						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
		not available) and reconciliations on a monthly basis by business workday minus 1. • Oracle costing module process steps to populate transactions • Inform Nestlé of any issues or changes in Oracle with documentation • Performs regular costing process steps to updated Oracle flow and provide monthly output reports to Nestlé • Performs month end closing activities and provide Oracle reports to Nestlé • Maintains Oracle periods in costing module and provide Oracle reports to Nestlé • Be able to trouble shoot errors in costing module • Perform periodic cycle counts and send count sheets and results to Nestlé • Perform year-end physical inventory report and send count sheets and results to Nestlé • Run Seres Lot and On-hand report at the end of the last workday of the month • Review journal entries prior to approval/posting	and Operations Systems Maintenance, HR.01 HR: Payroll-Payroll Processing/Compliance/Time Management, PRMS.01 PRMS Services, PRMS.02 Support for PRMS Technology Transfer, Ops.02 Storage and Warehousing / Logistics			

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Transition Service Agreement - Schedule of Services

Finance Transition Service						
ID	**Name**	**Description of Service**	**Dependencies**	**Estimated Pass Through Cost (Monthly)**	**Allowable Expense?**	**Duration**
Fin.08	Procurement	Seller will support the following processes consistent with current Seres business practices: • Enter VOWST-related purchase requisitions on behalf of business partners (subject to Nestlé review and approval specified by approval authority hierarchies) following Seres' Grants of Authority in accordance with executed agreements and/or other supporting documentation (P2P team) • Review purchase requisitions > $10K for appropriate authorization (Legal) • Review purchase requisitions > $10K for spend in accordance with budget and appropriate GL coding (focused on VOWST/non-VOWST designation) (Finance) • Provide copy of approved PO to Nestlé BP and supplier (P2P team) • Maintain valid contracts with suppliers for direct materials and indirects including but not limited to: manufacturing raw materials and components, donor raw materials and components, lab reagents and consumables, logistics providers, storage facilities, etc. to support operations at DCFs, DSL, 9FA, 200SS, 101CPD	Fin.02 Accounts Payable, IT.02 IT: Financial and Operations Systems Maintenance	N/A	[***]	January 31, 2025

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Transition Service Agreement—Schedule of Services Finance Transition Service Estimated Duration Pass Allowable ID Name Description of Service Dependencies Through Expense? Cost (Monthly) • Support resolution of operational issues, supplier performance reviews, change controls, and price negotiation. • Transition contracts to the Purchaser according to mutually agreed schedule • Upon delivery of ordered goods, Nestlé to provide copies of packing slips to Seres and Seres to process receipts for invoice matching (Warehouse/P2P Team) • Data file export of Seres Oracle Supplier / Vendor Master file with all data fields to be used for the conversion for Nestlé SAP Vendor Master file preparation • Seres to pay on Nestlé’s behalf invoices charged against existing Seres POs from deal close until vendor cutover to Nestlé systems. If the PO funds are exhausted prior to vendor cutover and a change order or new PO is required, Nestlé to first evaluate if the new PO can be created by Nestlé before requesting Seres to create a new PO • Seres to provide a cutover list of POs that were created but not received (goods and services) so they can be created within SAP and received after the TSA end

Transition Service Agreement—Schedule of Services Information Technology Nestlé Health Science 2 • IT.01-IT.15: [***] Service Owner Seres • IT.01-IT.15: [***] Service fees applicable to all TSA services described below IT.01 – IT.15: • FTE Count: [***] Service Fees (Monthly) • Fixed FTE Cost: [***] IT.02—Variable Laptop Cost for PRMS Access through the end of TSA PRMS.01: [***] 2 Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party. 12

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Provide continued support and operation for applications outlined in Appendix A, and any additional subsequently discovered Applications, if currently supported by Seller’s IT organization, in a manner consistent with historical practice. Service will include: • Perform routine scheduled system and application maintenance to support confirmed business operation • March 31, Provide application incident and problem 2025 management support, inclusive of required troubleshooting and resolution. (Option to IT: Donor and Lab • Provide mutually agreed upon application extend IT.01 Systems configuration and database services in [***] [***] Labware Maintenance support of critical break/fix incidents directly TSA impacting daily operations. services • Provide access to system functionality, with 30-day reporting and data required by the notice) Purchaser’s employees, new hires, and contractors • Perform routine system backup in line with current practices for the applicable systems • Perform basic configuration changes to support routine new product introductions or changes (consistent with the scope of historical practice for ongoing new product introduction). Instances where major code

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) changes may be required will fall into Governance process • Provide break-fix and maintenance of all applicable systems in line with current practices • Notifications on system changes will continue to be provided as they occur today

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Provide continued support and operation for applications outlined in Appendix A, and any additional subsequently discovered Applications, if currently supported by Seller’s IT organization, in a manner consistent with historical practice. Service will include: • Perform routine scheduled system and application maintenance to support confirmed business operation March 31, • Provide application incident and problem 2025 management support, inclusive of required troubleshooting and resolution. (PRMS IT: Financial and • Provide mutually agreed upon application related IT IT.02 Operations Systems configuration and database services in [***] [***] services to Maintenance support of critical break/fix incidents directly continue impacting daily operations. through the • Provide access to system functionality, end of TSA reporting and data required by the PRMS.01) Purchaser’s employees, new hires, and contractors • Perform routine system backup in line with current practices for the applicable systems • Perform basic configuration changes to support routine new product introductions or changes (consistent with the scope of historical practice for ongoing new product introduction). Instances where major code 15

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) changes may be required will fall into Governance process • Provide break-fix and maintenance of all applicable systems in line with current practices • Notifications on system changes will continue to be provided as they occur today • Provide continued support and operation for Oracle Fusion for the full duration of the PRMS TSA through the provision of laptops accessible to conveying employees through the TSA transition period

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Provide continued support and operation for applications outlined in Appendix A, and any additional subsequently discovered Applications, if currently supported by Seller’s IT organization, in a manner consistent with historical practice. Service will include: • Perform routine scheduled system and application maintenance to support confirmed business operation • Provide application incident and problem management support, inclusive of required troubleshooting and resolution. • Provide mutually agreed upon application IT: HR Systems IT.03 configuration and database services in N/A [***] 1 month Maintenance support of critical break/fix incidents directly impacting daily operations. • Provide access to system functionality, reporting and data required by the Purchaser’s employees, new hires, and contractors • Perform routine system backup in line with current practices for the applicable systems • Perform basic configuration changes to support routine new product introductions or changes (consistent with the scope of historical practice for ongoing new product introduction). Instances where major code

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) changes may be required will fall into Governance process • Provide break-fix and maintenance of all applicable systems in line with current practices • Notifications on system changes will continue to be provided as they occur today Seller will support the following processes: • Provide continued support to maintain GMP and GxP compliance across all relevant hardware and software incl. management of IT Change controls, preparation of validation deliverables and their necessary approvals in controlled eDMS March 31, IT.04 IT: IT QA N/A [***] • Support any GxP audits as needed for the 2025 duration of this TSA, including providing necessary requested documentation • Sharing schedule of GxP systems, associated risk assessment documentation, GxP-classification, and validation packages on as needed basis Continued provision of enterprise information IT: Enterprise security for all information technology services, March 31, IT.05 N/A [***] Security including, but not limited to network security, 2025 security strategy & management, security 18

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) operations, identity and access management, endpoint protection, and cyber assurance • Conveying employees and new hires continue to operate consistently with existing IT security policies Seller will support the following processes for projects listed in Appendix B: • Provide ongoing enhancements of existing systems based on mutually agreed upon scope and rates as developed through a IT: System defined governance process. March 31, IT.06 [***] [***] Enhancement • Administer a governance process for 2025 requested enhancements to IT systems, which are defined as changes to the functionality or logic of a system. Seller will evaluate enhancement requests on a case-by-case basis for feasibility Seller will support the following processes: • Provide End User support consistent with historical practices for applications listed in Appendix A. March 31, IT.07 IT: End User Support • Provide technical support related to Sellers N/A [***] 2025 Systems, network access (e.g., IT, firewall, all Wi-Fi, VPN, RSA, etc.) and existing computing equipment (laptops, PCs, Mobile Phones, Tablets, etc.). 19

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) • Provide break-fix support for the Purchaser’s computers consistent with standard Seller procedures and provision personal (company) computers for the Purchaser’s new employees with the standard Seller image, as requested by the Purchaser. • Provide access to the internet, printer and copier equipment and telephone services to the Purchaser’s employees located at Seller facilities Seller will support the following processes: • Support and maintain the physical network (WAN and LAN) and internet connectivity, including coordination with local vendors for performance issues and troubleshooting for both conveying and non-conveying locations. • Continue to provide physical and logical IT: Infrastructure security to the Purchaser’s network; March 31, IT.08 [***] [***] Support consistent with historical practices for both 2025 conveying and non-conveying locations. • Support the transition of mobile phones and phone numbers to the Purchaser’s replacement vendor plan(s), as requested • Seller to provision new assets for replacement of current equipment at the end of the useful life for conveying facilities and

Transition Service Agreement - Schedule of Services

Information Technology Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
		conveying employees during the transition period.				
IT.09	IT: Email and Collaboration Tools	Support the Purchaser's messaging and collaboration services via the Purchaser's email environment, including provisioning, management, support, and maintenance. Provide an email transition solution that includes parallel access to both email inboxes (Seller and Purchaser) for a defined period and then auto-forward all internal and external email from legacy mailboxes to the Purchaser's email domain • 180 day access to historical emails (including contacts and calendars) • 180 days of email forwarding (external) • 180 days of email forwarding • 180 days of access to allow employees to migrate home drives and shared drives		N/A	[***]	March 31, 2025

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Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Seller will support the following processes: • Desktops / Laptops—Continued provision of managed desktops / laptops with a core image and applications during the TSA transition period IT: End User Laptop / • Mobile / Cellular Devices—The continued March 31, IT.10 N/A [***] Cellular Devices provision of managed mobile devices, and/or 2025 the continued provision of mobile device management platform for the management of Purchaser personnel owned device (“Bring Your Own Device” or “BYOD”) during the TSA transition period Seller will support the following processes: • Seller will allow Purchaser to access data for migration purposes from Seller’s system to Purchaser’s system, including customer data and price book data. March 31, IT.11 IT: Data Migration N/A [***] • Seller will evaluate additional data requests 2025 for feasibility on a case-by-case basis • Support tools for current and historical data extracts related to the business as required to support transition The Purchaser shall request any Books and Records held in hard copy by the Seller or March 31, IT.12 IT: Physical Records providers at offsite facilities. Seller to respond to At no cost [***] 2025 any such request with the identified documents within 10 days of the request

Transition Service Agreement—Schedule of Services Information Technology Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Until systems within Seller and services commissioned by Seller are used and until data is March 31, IT.13 IT: Licensing N/A [***] extracted from it, Seller continues providing TSA for 2025 all related licenses Provide user management and user administrative service and support for active directory and core March 31, IT: Identity and IT.14 services maintaining current network and device N/A [***] 2025 Access Management access for transferring employees, new hires, and contractors. During staggered exit of different functions and IT IT: Support during support for those function, the seller will provide March 31, IT.15 intermediate TSA N/A [***] support in designing and support intermediate set- 2025 exits up Human Resources Nestlé Health Science 3 • HR.01-HR.04: [***] Service Owner Seres • HR.01-HR.04: [***] 3 Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party. 23

Transition Service Agreement—Schedule of Services Service fees applicable to all TSA services described below HR.01-HR.04: • FTE Count: [***] Service Fees (Monthly) • Fixed FTE Cost: [***] • Fixed Non-Labor Cost: [***] Human Resources Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Costs (Monthly) Provide payroll processing of time and earnings amounts for hourly and salaried payroll for all employees. This includes the following: • Processing time and earnings data for payroll payments • Remitting checks and/or direct deposits after payroll processing • Withholding necessary amounts as required by law or election, including HR: Payroll-Payroll IT.03 HR payroll taxes, union dues, benefit HR.01 Processing/Compliance/Time Systems N/A [***] 1 month amounts, and garnishment amounts Management Maintenance • Provide payroll cost related information including standardized reporting • Provide information required to transfer to the Purchaser’s payroll system Provide tax remittance and tax compliance services based on payroll process results, including: • Remitting federal, state, and local tax withholdings and liabilities

Transition Service Agreement—Schedule of Services Human Resources Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Costs (Monthly) • Filing compliance forms required by the taxing authority • Filing summary and detailed transmittal data for year-end compliance • Providing employees with year-end tax summary statements Seller will support the following Time Management processes: • Continued use of time and attendance tools • Provide standardized reporting that is compiled in a manner, format and organizing structure that is generated in the ordinary course of operations, without customization or increased frequency Provide all administration currently provided at the corporate level including but not limited to: • Processing employee documentation and correspondence IT.03 HR • Running system reports that are HR.02 HR: HR Admin Systems N/A [***] 1 month compiled in a manner, format, and Maintenance organizing structure that are generated in the ordinary course of operations, without customization or increased frequency 25

Transition Service Agreement—Schedule of Services Human Resources Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Costs (Monthly) • Entering information into databases • Inclusion of new hire training to cover any training required in addition to Quality compliance training between close and employee transfer Provide the following services for existing employees: • Provide HR leadership • Talent Management • Payroll Management • Employee Relations • Employee Administration Management • Employment verification and HR: HR Operations-HR unemployment administration IT.03 HR Services • Leave Administration Management HR.03 Systems N/A [***] 1 month HR call center/shared Maintenance service center access Provide process & technology support for administering existing life / job event changes including: • Promotion • Change in pay • Transfer • Rate schedule increases • Suspension • Leave of absence 26

Transition Service Agreement—Schedule of Services Human Resources Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Costs (Monthly) • Return to active status • Termination • Retirement • Birth of a child • Marriage • Divorce • Death Payment Processing Seller will support the following processes: • Manage vendor relationship and contract, system and process support • Provide continued access to Seller’s benefits plans • Plan administration, Access to Benefits Help Desk, Continuation in RemainCo’s plans (if applicable), 5500 fillings • Plan administration, Access to Benefits IT.03 HR HR: Benefits-Vendor Help Desk, Continuation in RemainCo’s HR.04 Systems N/A [***] 1 month Management plans (if applicable) of FSA/ Dependent Maintenance care, Tuition Reimbursement, Allowances and other perks • Administration of existing contracts and liabilities, Continuation in RemainCo’s plans (if applicable) • Administration of incentive plans • Communicate and approve any benefit changes with the Purchaser 27

Transition Service Agreement—Schedule of Services Human Resources Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Costs (Monthly) Provide benefits administration support for the Purchaser’s employees including but not limited to: • Enroll employees in benefits plans and terminate enrollments • Monitor continuing eligibility for plans • Monitor provision of evidence of insurability • View information about current benefit enrollments • Print enrollment and confirmation forms • Transfer data electronically to plan providers • Handle all benefit determinations, claims and appeals • Continued access to seller’s 401K contribution • Handle all payroll deductions and corresponding contributions PRMS 4 Nestlé Health Science Service Owner • PRMS.01-PRMS.02: [***] 4 Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party. 28

Transition Service Agreement - Schedule of Services

	Seres • **PRMS.01-PRMS.02: [***]**

PRMS Transition Services						
ID	**Name**	**Description of Service**	**Dependencies**	**Service Fees (Monthly)**	**Allowable Expense?**	**Duration**
PRMS.01	PRMS Services	The manufacturing of PRMS batches is performed by Seller as a service during a defined period at the Sidney Street Facility (the facility). The Seller will maintain the facility, personnel, quality systems and technology to manufacture batches according to a defined and mutually agreed upon Demand Plan. The Seller will ensure the compliance and inspection readiness of the facility. The VOWST product QC testing will be performed by the Purchaser according to the provisions defined in the Quality section of the TSA. Purchaser will be responsible for overall product quality oversight for VOWST, including ultimate responsibility for PRMS. Seller's QA responsibility will be specifically for PRMS operations performed by the Seller at 200SS only. Seller will support PRMS QA as defined below, while Purchaser will have responsibility for Donor (DSM, SRM), DS, DP and Finished Goods. Further details of Quality roles and responsibilities will be defined in a Quality Agreement to be agreed upon between the Purchaser and Seller prior to the Closing. The following activities will be performed by Seller: • Receipt of SRM at the facility from Purchaser's Donor Collection Facilities.		Estimated Pass Through Costs (Monthly): $[***] **Q4 2024** Fixed Cost: $[***] per month Variable Cost: $[***] per batch **Q1-Q4 2025** Fixed Cost: $[***] per month Variable Cost: $[***] per batch **Q1-Q2 2026** Fixed Cost: $[***] per month Variable Cost: To be discussed in good faith if required A response to the requests for	[***]	December 31, 2025 Option to extend Inspection Readiness for SS facility up to 6 months

29

Transition Service Agreement—Schedule of Services PRMS Transition Services ID Name Description of Service Dependencies Service Fees Allowable Duration (Monthly) Expense? SRM to be fully released by Purchaser prior additional to shipment to the Sidney Street Facility. batches, • Maintain a Quality Management System including with validated document control functions to proposed issue, maintain, and revise controlled revisions, will be documents such as manufacturing provided by procedures, batch records, and forms used Seller within 10 for the manufacturing of PRMS. business days • Procurement, receipt and storage of Raw from receipt of Materials and Consumables required for the the request. PRMS manufacturing. Purchaser will be Additional responsible for providing supplemental staff PRMS batches required for the sampling of Raw Materials (above what is stored at the Franklin, MA warehouse and requested in the all costs associated with testing of Raw Demand Plan) Materials for release. Seller to release produced within PRMS materials for use. 2025 will be • Transfer of materials (SRM, Raw Materials) delivered at the from warehouses to manufacturing areas same cost per • Manufacture of PRMS per existing batch as those procedures produced in the • Maintenance of equipment and facility per core batches of existing procedures the Demand • Transfer of PRMS from manufacturing area Plan $[***] per to warehouse freezers batch). • Prepare and ship samples required for QC For additional testing PRMS batches • Prepare and ship PRMS lots to CDMO for requested DS manufacturing upon release by during an idle Purchaser’s Quality personnel production

Transition Service Agreement—Schedule of Services PRMS Transition Services ID Name Description of Service Dependencies Service Fees Allowable Duration (Monthly) Expense? • Participate in any investigation resulting period, per from completion of the above work batch cost will • Compile data on above work as needed for be discussed in reporting, including to support good faith investigations, process validation, between the technology transfer, or annual reports parties. • Training on existing procedures and policies as needed to complete the PRMS manufacturing • Perform release of PRMS based on CofT provided by Purchaser who is responsible for VOWST product testing. • Support Purchaser’s personnel on site when needed • Support of on-site FDA inspection for completed work per above, including receiving unannounced FDA investigators, and preparation activities in support of FDA inspections. Provide SME(s) to answer any questions on the Seller’s quality systems used for PRMS manufacturing and release. The following will be the responsibility of the Purchaser: • Maintains liability for inventory held at 200 Sidney St, 2nd floor freezer farm • Training and credentials within Seller’s EMS and CMMS systems required for Purchaser personnel during a defined TSA period.

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Transition Service Agreement—Schedule of Services PRMS Transition Services ID Name Description of Service Dependencies Service Fees Allowable Duration (Monthly) Expense? • Release of SRM prior to shipment to Sidney Street Facility. • Technical support of PRMS process deviation investigations. Seller will support such investigations as required. • Trending and data analysis program for tracking performance of the PRMS manufacturing process. • Provision of supplemental staffing if required and mutually agreed upon (could be Purchaser employees as part time support for Seller and/or contract employees) to be trained on the Seller’s quality systems for: o QA Operations support during active PRMS manufacturing, o QC Environmental Monitoring activities and EM testing during the PRMS Services period o Equipment Validation\requalification of the PRMS manufacturing and warehouse equipment o These activities performed by supplemental staff from the Purchaser will occur within Seller’s quality systems, including the tracking of training required to conduct these activities.

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Transition Service Agreement—Schedule of Services PRMS Transition Services ID Name Description of Service Dependencies Service Fees Allowable Duration (Monthly) Expense? • Final acceptance of PRMS batches internally released by the Seller and in accordance with the Quality Agreement between Seller and Purchaser. • Inspection-readiness program, including any consultant staff required for preparations. Seller staff will support any on-site regulatory inspections related to PRMS at 200SS as required. The Purchaser reserves the option to request facility access for FDA inspections beyond the term of this TSA for up to [***]. The Purchaser will notify at least [***] in advance if this option to extend will be exercised. Request for extensions for facility availability must be received no later than [***]. The maximum allowed extension period is an additional [***] until [***]. The scope of this extension is only to ensure the facility is in a state of compliance with the BLA and readiness for potential regulatory inspection. Extensions which require the production of additional PRMS requires negotiation of an applicable fee schedule for costs to restart manufacturing and variable costs per batch made. • Removal of any remaining SRM and PRMS from the Sidney Street Facility before the end of the PRMS services period.

Transition Service Agreement—Schedule of Services PRMS Transition Services ID Name Description of Service Dependencies Service Fees Allowable Duration (Monthly) Expense? The initial Demand Plan is included below: • Production of [***] batches (corresponding to [***]) provided by Seller no later than end of [***] • Production of an additional [***] batches (corresponding to [***]) provided by Seller no later than end of [***] • Production of an additional [***] batches (corresponding to [***]) provided by Seller no later than end of [***] Additional Batches • Purchaser may order up to [***] additional PRMS batches with no less than [***] notice. The terms of the production and delivery of these additional PRMS batches shall be governed by Section 1.08(c) of the TSA. Provide consultative subject matter specialist support during PRMS technology transfer: Support for PRMS • Investigations and troubleshooting March 31, PRMS.02 [***] [***] Technology Transfer • Preparation of manufacturing data 2025 • Preparation of information for regulatory submissions

Transition Service Agreement—Schedule of Services Operations Nestlé Health Science 5 • Ops.01-Ops.03: [***] Service Owner Seres • Ops.01-Ops.03: [***] Service Fees applicable to all TSA services described below Ops.01-Ops.03: Service Fees • FTE Count: [***] (Monthly) • Fixed FTE Cost: [***] 5 Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party. 35

Transition Service Agreement - Schedule of Services

Operations Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
Ops.01	Storage and Warehousing / Logistics	Seller will support the following processes • Storage of DSM, SRM, DS, DP including stability samples and R&D material at external storage facilities until contract conveyance • In coordination with the Purchaser, enable shipping of donor collections, DSM, SRM, DS, and DP including samples between existing shipping lanes among DCFs, DSL, 9FA, 200SS, 101CPD, Genlbet, Bacthera, and external storage locations until contract conveyance of transportation providers • Support for overseeing shipping associated with new shipping validations (e.g. between DCFs and Genlbet or Bacthera) (Note: Purchaser to perform shipping validations)	Vendor contract conveyance IT.01: Donor and Lab Systems Maintenance DP.01: Tempe Freezer Farm	[***]	[***]	March 31, 2025

36

Transition Service Agreement—Schedule of Services Operations Transition Services ID Name Description of Service Dependencies Estimated Allowable Duration Pass Expense? Through Cost (Monthly) Support Purchaser to maintain and transfer engineering support which is currently performed by Seller and not related to the Sidney Street Facility Specifically, Seller will support the following processes: • Site operations and utilities support for DCFs, DSL, 9FA Engineering Support, • Site operations and utilities support for IT.01: Donor and March 31, Ops.02 Maintenance, and 101CPD until assay is transferred Lab Systems [***] [***] 2025 Site Operations • Oversight of cleaners for DCFs, DSL, 9FA, Maintenance 101CPD • Maintain Global Pest Control Program and provide global engineering support for pest management • Real Estate and liaisons with landlords • GMP calibration and Preventative Maintenance program • Perform validation requalifications Support Purchaser during the transfer of documents and manufacturing records to March 31, Ops.03 Knowledge Transfer [***] [***] Purchaser in relation to manufacturing process, 2025 regulatory and intellectual property

Transition Service Agreement - Schedule of Services

Quality

Service Owner[6]	**Nestlé Health Science** • **Q.01-Q.05: [***]** **Seres** • **Q.01-Q.05**: [***]
Service Fees (Monthly)	**Services Fees applicable to all TSA services described below Q.01 – Q.05:** • **FTE Count:** [***] • **Fixed FTE Cost:** [***]

Quality Transition Services						
ID	**Name**	**Description of Service**	**Dependencies**	**Estimated Pass Through Cost (Monthly)**	**Allowable Expense?**	**Duration**
Q.01	Operations: Quality-Quality Assurance	Provide QA support for routine QC & monitoring activities of products until successful transition to the Purchaser. Includes but not limited to • Product management (CMO Oversight, change control, complaints, deviations, CAPAs, artwork, APQR, audits, KPI monitoring, pharmacovigilance oversight, quality agreements) • Overall Quality leadership • Consultative subject matter specialist support		[***]	[***]	March 31, 2025

[6] Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party.

38

Transition Service Agreement - Schedule of Services

Quality Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
		Provide support for VOWST Release to Market including: • CoT, CoA, and LRP approval • Quality disposition for further manufacturing (PRMS), raw material release, final quality disposition (DS, DP, FG) • LRP submission to FDA • Provide information reasonably required by the Purchaser to confirm interim product release				
Q.02	Quality Training	Seller will support the following processes: • Provide a download of all VOWST PDQS training material and historic training records from Seller's learning management system for upload to the Purchaser's learning management system • Provide continued access and administration to current GxP learning management services (including ComplianceWire and pharmacovigilance training delivery vendors)	PRMS.01 (PRMS Services)	N/A	[***]	December 31, 2025
Q.03	Quality Control: Stability Sample Storage	Seller will support the following processes: • Oversee and maintain stability sample storage until contracts are conveyed		[***]	[***]	March 31, 2025, or with contract conveyance

39

Transition Service Agreement—Schedule of Services Quality Transition Services ID Name Description of Service Dependencies Estimated Pass Allowable Duration Through Cost Expense? (Monthly) Seller will provide the following: • Review of method transfer protocols, data analysis packages, reports, and/or regulatory submissions for analytical assay transfers (DS: Appearance, DP: Appearance, Disintegration, Container Closure Identity Testing, and Water March 31, Activity) from the Sidney Street Facility 2025, or Quality Control: to the Waltham Facility or other earlier exit Q.04 Method Transfer: N/A [***] receiving lab of Purchaser’s choosing as analytical Product Testing • Provide consultative subject matter assays are specialist support for investigations and transferred troubleshooting during the analytical assay transfers Out of Scope: • Purchaser will perform and oversee analytical assay transfers SCFU method March 31, transfer out of Quality Control: Oversee donor material testing, DS and DP 2025, or 101CPD Q.05 donor material, DS, release and stability testing for current [***] [***] with and DP testing analytical methods at external labs until contract Contract conveyance contracts are conveyed and 101CPD conveyance of external labs

Transition Service Agreement - Schedule of Services

Donor Program

Service Owner[7]	**Nestlé Health Science** • **DP.01, DP.03:** [***] • **DP.02:** [***] **Seres** • **DP.01-DP.03:** [***]
Service Fees (Monthly)	**Service Fees applicable to all TSA services described below DP.01-DP.02:** • **FTE Count: [***]** • **Fixed FTE Cost:** [***] **DP.03 - One Time Cost (Microsporidia study):** [***]

Donor Program Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
DP.01	Tempe Freezer Farm	Seller will support the following processes: Completion of installation and qualification of freezers, including Hanwell monitoring system[8]	IT.01: Donor and Lab Systems Maintenance	N/A	[***]	3 months
DP.02	License Transfers	Seller will support the following processes: • Support to transfer license for DCF/DSL sites (license to operate as is) • Maintain valid license to operate as-is until license is transferred to Purchaser. • Support to transfer the following licenses including but not limited to: ○ Storage and Use of Flammable Liquid / Gas / Solid Permit, City of Waltham,	License transfer to the Purchaser	At no cost	[***]	March 31, 2025 (CLIA Transfer 1-2 months)

[7] Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party.

41

Transition Service Agreement - Schedule of Services

Donor Program Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
		Massachusetts, Permit Number FS 24-85 ◦ Compressed Gases Permit, City of Waltham, Massachusetts, Permit Number C 24-10 ◦ Environmental Protection Agency ("EPA") Registration, EPA / California Department of Toxic Substances Control, EPA ID# CAR000329441 ◦ EPA Registration, EPA / Massachusetts Department of Environmental Protection, EPA ID# MAR000553685 ◦ EPA Registration, EPA / Pennsylvania Department of Environmental Protection, EPA ID# PAR000573147 ◦ Clinical Laboratory Improvement Amendments Accreditation, Centers for Medicare & Medicaid Services, CLIA ID Number 39D2278717 ◦ Clinical Laboratory Permit, Pennsylvania Department of Health, Laboratory Identification Number 40245 ◦ Certificate of Accreditation, College of American Pathologists, CAP# 9244780				
DP.03	Quality Control: Method Transfer: Donor Analytical Screening Assays	Seller will provide the following: • Review of method transfer protocols, data analysis packages, reports, and/or regulatory submissions for analytical assay transfers (C. difficile donor assay from		[***]	[***]	March 31, 2025, or earlier exit as analytical

42

Transition Service Agreement—Schedule of Services Donor Program Transition Services ID Name Description of Service Dependencies Estimated Pass Allowable Duration Through Cost Expense? (Monthly) Sidney Street Facility to the Donor assays are Screening Lab; Event 2 and Event 4 Donor transferred SCFU testing from CPD to the Donor Screening Lab; and Nextgen donor titer assay) • Provide consultative subject matter specialist support for investigations and troubleshooting during the analytical assay transfers • Protocols and expertise to re-establish 16S sequencing pipeline to support identifying species name during Bioburden analyses • Technical support and laboratory access to perform microsporidia inactivation studies Out of Scope: • Purchaser will perform and oversee analytical assay transfers Regulatory

Transition Service Agreement—Schedule of Services Nestlé Health Science 9 • Reg.01-Reg.03: [***] Service Owner Seres • Reg.01-Reg.03: [***] Service Fees applicable to all TSA services described below Reg.01-Reg.03: Service Fees (Monthly) • FTE Count: [***] • Fixed FTE Cost: [***] Regulatory Transition Services ID Name Description of Service Dependencies Estimated Pass Allowable Duration Through Cost Expense? (Monthly) Seller will support the following processes: • Provide comprehensive list of ongoing and new supplements anticipated in the next 90 days post-close, including actions and dates • Provide subject matter expert services (Seres SME and consultive services) to include reviewing documents and Regulatory: answering questions) for ongoing health March 31, Reg.01 Regulatory SME authority reviews of supplements and [***] [***] 2025 Support variations submitted prior to contract signing until health authority action on the supplement/variations (including but not limited to HAV NAT) • Provide subject matter expert services (Seres SME and consultive services) to include documents and answering questions for supplement and variation submissions to be submitted within 90 9 Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party. 44

Transition Service Agreement—Schedule of Services Regulatory Transition Services ID Name Description of Service Dependencies Estimated Pass Allowable Duration Through Cost Expense? (Monthly) days of deal closure. Prepare potential list of questions/queries anticipated by FDA and help back up scenario planning. • Regulatory operations to transfer electronic Regulatory: Reg.02 ECTD source files for BLA, IND, and N/A [***] 3 months Regulatory Affairs orphan files. • Transfer all files related to OUS SER-109 regulatory strategy and provide subject matter expert services (Seres SME and consultive services) to include answering Regulatory: Reg.03 questions regarding historical interactions N/A [***] 3 months Consultive Services and plan modifications to OUS development plans (i.e., scientific advice, PIP negotiation) within 90 days of deal closure. Clinical

Transition Service Agreement - Schedule of Services

Service Owner[10]	**Nestlé Health Science** • **Clin.01:** [***] • **Clin.02**: [***] **Seres** • **Clin.01-Clin.02:** [***]
Service Fees (Monthly)	**Service Fees applicable to all TSA services described below Clin.01-Clin.02:** • **FTE Count:** [***] • **Fixed FTE Cost:** [***]

Clinical Transition Services

ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
Clin.01	Clinical: Data Transfer	Provide support for: • Transfer of electronic clinical trial master file (TMF) from Seres SharePoint/Veeva archives to Nestlé. • Provide support for transfer of clinical databases for historic studies from Seres server. • Review any migration plan or documentation authored by Nestlé.		N/A	[***]	3 months

[10] Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party.

46

Transition Service Agreement - Schedule of Services

Clinical Transition Services						
ID	Name	Description of Service	Dependencies	Estimated Pass Through Cost (Monthly)	Allowable Expense?	Duration
Clin.02	Clinical: Specimen Transfer	Provide support for: • Transfer of stool, C. difficile, and serum and blood samples ownership from SER-109 studies; provided that, for serum and blood samples collected from SER-109 studies 012 and 013 for which FBMR consent has been obtained, the first aliquot for every patient sample timepoint will be assigned to Purchaser, following which two aliquots will be retained by Seller, and the remaining aliquots thereafter will be assigned to Purchaser; connect Nestlé with long term storage vendor, Azenta, so that Nestlé may initiate contract for scope of work. Seller will provide FBMR trackers only. Purchaser will be responsible for ensuring FBMR consents for sample inventory are in place prior to use.		[***]	[***]	March 31, 2025

PV

Service Owner[11]	**Nestlé Health Science** • **PV.01:** [***] **Seres**

[11] Seller and Purchaser may designate a different Service Owner with similar skills and capabilities at any time by written notice to the other party.

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Transition Service Agreement - Schedule of Services

	• **PV.01:** [***]
Service Fees (Monthly)	**Service Fees applicable to all TSA services described below PV.01:** • **FTE Count:** N/A • **Fixed FTE Cost:** N/A

PV Transition Services						
ID	**Name**	**Description of Service**	**Dependencies**	**Estimated Pass Through Cost (Monthly)**	**Allowable Expense?**	**Duration**
PV.01	PASS Safety Surveillance Study	• Provide Subject Matter Expert (SME) support related to Nestlé questions on the PASS and transfer of Cytel Work Order #002 dated December 12, 2023 ("WO2"), and Work Order #004 dated December 15, 2023 and amended January 18, 2024 ("WO4"); support governance and enforcement of existing vendor on WO2 during the Duration specified so that Nestle may negotiate and execute its own Master Services Agreement ("New MSA") directly with Cytel after which WO2 and WO4 will be assigned to Nestle and incorporated into the New MSA. Seller to provide the benefits of Amended and Restated Master Services Agreement, dated December 6, 2023, by and between Cytel, Inc. and Seres Therapeutics, Inc. ("Cytel MSA"), WO2 and		[***]	[***]	3 months

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Transition Service Agreement—Schedule of Services WO4 to Nestlé, and enforce, at the request of and for the benefit of Nestlé, any rights of Seres arising thereunder against Cytel, including the right to seek any available remedies. Appendix A (Business Application List) Appendix A represents the list of known applications currently in use by VOWST and supported by the Seller during the transition period (as referred to in TSA IT.01- IT.02- IT.03)

Transition Service Agreement—Schedule of Services Table 1.0—Business Application List A. Donor and Lab Systems 1. [***] 12. [***] 17. [***] 25. [***] 2. [***] 13. [***] 18. [***] 26. [***] 3. [***] 14. [***] 19. [***] 27. [***] 4. [***] 15. [***] 20. [***] 28. [***] 5. [***] 16. [***] 21. [***] 29. [***] 6. [***] 22. [***] 30. [***] 7. [***] 23. [***] 31. [***] 8. [***] 24. [***] 32. [***] 9. [***] 33. [***] 10. [***] 34. [***] 11. [***] 35. [***] 36. [***] B. Financial and Operations Systems 1. [***] 2. [***] C. HR Systems

Transition Service Agreement—Schedule of Services Table 1.0—Business Application List 1. [***] 6. [***] 10. [***] 13. [***] 2. [***] 7. [***] 11. [***] 14. [***] 3. [***] 8. [***] 12. [***] 15. [***] 4. [***] 9. [***] 16. [***] 5. [***] 17. [***] 18. [***] D. Other In-Scope Business Applications for IT.01 – IT.15 1. [***] 7. [***] 15. [***] 26. [***] 2. [***] 8. [***] 16. [***] 27. [***] 3. [***] 9. [***] 17. [***] 28. [***] 4. [***] 10. [***] 18. [***] 29. [***] 5. [***] 11. [***] 19. [***] 30. [***] 6. [***] 12. [***] 20. [***] 31. [***] 13. [***] 21. [***] 32. [***] 14. [***] 22. [***] 23. [***] 24. [***] 25. [***]

Transition Service Agreement—Schedule of Services Appendix B (QAV/CSV Project List – Including Donor) System Project Name Budgeted Cost Assumptions Allowable Priority Cost Expense? [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

Transition Service Agreement—Schedule of Services Appendix C (Optional Projects) The table below represents optional projects that are incremental to the TSA services and the costs below are estimates. Upon written request by the Purchaser, the Seller and the Purchaser will meet and in good faith to discuss the nature and scope of projects and agree upon a budget at that time. The costs to be charged will be the actual costs of the project and the parties will work together to manage within the budget. Project Name Description Estimated Allowable Expense? Cost [***] [***] [***] $[***] [***] [***] [***] $[***] [***] [***] [***] $[***] [***] [***] [***] $[***] [***] [***] [***] $[***] [***] [***] [***] $[***] [***] [***] $[***] [***]

Transition Service Agreement—Schedule of Services